KNOWLEDGE  DISCIPLINE  SERVICE   CHOICE
---------------------------------------

Specialty Funds, Inc.

ASIAN GROWTH

EUROPEAN SMALL COMPANY

LATIN AMERICAN GROWTH

REALTY

WORLDWIDE CAPITAL GOODS

WORLDWIDE COMMUNICATIONS

S&P 500 INDEX FUND


YOU SHOULD KNOW WHAT INVESCO KNOWS.(TM)















                                    INVESCO


SEMIANNUAL REPORT   January 31, 1999

SHAREHOLDERS IN ASIAN GROWTH FUND, EUROPEAN SMALL COMPANY FUND, LATIN AMERICAN GROWTH FUND, REALTY FUND, WORLDWIDE CAPITAL GOODS FUND, WORLDWIDE COMMUNICATIONS FUND AND S&P 500 INDEX FUND WILL BE RECEIVING IMPORTANT PROXY INFORMATION SHORTLY. PLEASE BE SURE TO READ THE PROXY CAREFULLY AND VOTE PROMPTLY ON ALL ISSUES.

"MANAGER BRIAN HAYWARD HAS FASHIONED A TELECOMMUNICATIONS FUND WITH A LITTLE INTERNET ICING." SMARTMONEY.COM JANUARY 11, 1999 (SEE PAGE 15)

"WHEN THE DOORS OF FINANCIAL OPTIMISM SLAM SHUT AS THEY DID LAST YEAR, DEVELOPING MARKETS SUCH AS THOSE IN LATIN AMERICA ARE OFTEN LEFT OUT IN THE COLD." (SEE PAGE 9)

                         INVESCO SPECIALTY FUNDS, INC.
                       AVERAGE ANNUALIZED TOTAL RETURN,
                            PERIODS ENDED 1/31/99*

Fund (inception)                     1 Year     Since inception      Page Number

Asian Growth Fund (3/96)             -8.74%         -21.16%                4

European Small Company Fund (2/95)    9.25%          15.83%                6

Latin American Growth Fund (2/95)   -50.57%          -7.73%                8

Realty Fund (1/97)                  -24.83%          -5.09%                10

Worldwide Capital Goods (8/94)       -1.20%           7.72%                12

Worldwide Communications Fund (8/94) 53.08%          30.09%                14

S&P 500 Index Fund-Class I (12/97)   34.02%          35.47%                16

S&P 500 Index Fund-Class II (12/97)  34.12%          36.49%                16


* Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

INVESCO  Semiannual Report  January 1999

Moving Forward
--------------------------------------------------------------------------------
MARKET HEADLINES: AUGUST 1998-JANUARY 1999
The latter half of 1998 was a period few market veterans will forget. Just when the danger seemed to have passed, the tidal wave of the Asian economic crisis finally pounded foreign shores in late summer, swamping financial markets. The gloom over world financial markets deepened as the headlines warned of one global economic calamity after another: Russian loan default, the ominous near-collapse of a prominent hedge fund, tumbling currencies in Latin America, and a perilous banking situation in Japan.

Following the gut-wrenching declines, however, markets in the United States and Europe began an equally dizzying rebound in October. A series of three interest rate cuts by the Federal Reserve Board, along with those of other central banks, pumped liquidity and confidence into the international financial system. Despite profit warnings from large multinational corporations, investors began to focus on the many sectors of strength within the American and European economies: robust consumer spending, low interest rates and unemployment, and subdued inflation.

Other markets struggled to recover. Hoping the worst was behind them, investors in some Asian nations, most notably South Korea, bid up their markets; and indeed, the first small signs of recovery began to appear across the region. Other Asian markets remained mired in the profound structural and financial problems confronting the region, however. Although seemingly facing less intractable problems than Asia, Latin America was unable to maintain a short rally, and by winter, stocks had returned to the lows of the previous summer.

In Europe and the United States, the optimists seemed to be vindicated by January as the advanced Western economies continued strong, and stocks headed higher in January. Yet the mixed economic picture resulted in mixed market performance for the six-month period, as large-capitalization stocks in favored industries continued to dramatically outperform the broader markets.

YEAR 2000 COMPUTER  ISSUE.
Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the Funds could be adversely affected.

In addition, the markets for, or values of, securities in which the Funds invest may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the Funds' investments. At this time, it is generally believed that foreign issuers, particularly those in emerging and other markets, may be more vulnerable to Year 2000 problems than will be issuers in the U.S.

ASIAN GROWTH FUND
Your Fund's Performance: A Report from the Manager
--------------------------------------------------------------------------------

Dear Shareholder:

Commentators have recently spoken of Asian stocks "finding the bottom" before they can rise again. Perhaps all we can say about the past six months is that the markets seemed to have touched the bottom of the pool. While they may not resurface soon, they at least did not dive any further.

As an investor in INVESCO Asian Growth Fund, you saw the value of your shares rise 15.73% over the past six months ended January 31, 1999. This can be compared to the Morgan Stanley Capital Index-Far East Ex-Japan, which rose 22.30% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

Such strengthening is welcome, especially following the steep losses last year. Indeed, many of us are inclined to think that if the markets have fallen so far, there is no way for them to go but up. It is important to temper this optimism, however, and not to understate the severe problems facing Asia. The anemic Japanese economy continues to place a heavy drag on the region, thus affecting funds even such as ours that do not invest in Japan. With its banking system in disarray, Japan is in no position to resume its role as a source of credit for neighboring economies. And with its consumers facing difficult times, it is also in no position to serve as an outlet for the region's exports.

Still, the situation is not one of unbroken gloom. South Korea has led the way in restructuring its economy to raise its credit rating and improve the efficiency of its industries. As a result, the comeback of their stock market has been impressive. Other nations have taken lesser but important steps to get their economies on the right track. While traumatic to Asian consumers, declining currencies have also helped countries turn around their current account deficits.

We have positioned the fund defensively, and we anticipate no major changes in this stance as we go forward. We will continue to maintain cash reserves and to focus on companies with positive cash flows and low financial leverage. At the same time, we are taking selected aggressive positions in less secure companies, but only those taking the radical steps necessary to become profitable.

/s/ Sam Lau
Sam Lau
Portfolio Manager

ASIAN GROWTH FUND
AVERAGE ANNUALIZED TOTAL RETURN,
PERIOD ENDED 1/31/99(2)

1 year                        -8.74%
------------------------------------
Since inception (3/96)       -21.16%
------------------------------------

Graph:            Asian Growth Fund Total Return from Inception(3/96)
                  through 1/31/99

         This line graph compares the value of a $10,000 investment in INVESCO Asian Growth Fund to the value of a $10,000 investment in the MSCI-Far East Ex-Japan Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (3/96) through 1/31/99.

The  line   graph   illustrates   the   value  of  a  $10,000  investment,  plus
reinvested dividends and capital gain distributions, since inception through 1/31/99. The chart and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Of course, past performance is not a guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
FUND MANAGER
SAM LAU

Sam Lau serves as portfolio manager of INVESCO Asian Growth Fund. Sam received his BS from the University of Illinois and MBA from the Chinese University of Hong Kong. Began investment career in 1998. Joined INVESCO in 1994.

EUROPEAN SMALL COMPANY FUND
Your Fund's Performance: A Report from the Managers
--------------------------------------------------------------------------------

Dear Shareholder:

The European markets rode much the same roller coaster as did those of the United States late last year: a tumble in late summer was followed by a rebound in the fall. As in the United States, however, a relatively small number of large-company stocks dramatically outperformed the rest of the market. Thus, while your investment appreciated somewhat, it was unable to match the returns of many larger-capitalization European funds.

The European Small Company Fund declined 15.10% over the six months ended January 31, 1999. This can be compared to the return of the James Capel Smaller European Index, which fell 12.29% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

European markets fell steeply following the Russian loan default and devaluation in late summer. While this decline reflected concerns over declines in exports to Russia or losses on loans, it mainly resulted in a loss in confidence. Investors fled from risk-oriented assets, including those in smaller companies. As economists lowered world growth forecasts, investors also began to show concern for companies in industries such as manufacturing and construction.

While a concerted rate cut by nearly all the major European central banks helped revive the markets, significant sectors remained under the haze of investor worry. We have tried to position the fund to avoid those problem industries, yet we were unable to do so entirely. Smaller stocks are usually less liquid, which makes them less attractive in periods of volatility.

Yet many small European companies remain well-positioned to take advantage of the new borderless European economy. Increased competition brought about by the single European currency, the euro, should provide excellent opportunities for the region's most dynamic firms. A small French, German, or Italian company, for example, now has the possibility of becoming a large player not only in its home market, but all across the continent. The increasing interest in equity investing in Europe holds the promise of focusing greater attention on the stocks of these firms.

/s/ Claire Griffiths                        /s/ Andy Crossley
Claire Griffiths                            Andy Crossley
Portfolio Manager                           Portfolio Manager

EUROPEAN SMALL COMPANY FUND
AVERAGE ANNUALIZED TOTAL RETURN,
PERIOD ENDED 1/31/99(2)

1 year                        9.25%
------------------------------------
Since inception (2/95)       15.83%
------------------------------------

Graph: European Small Company Fund Total Return from Inception(2/95) through 1/31/99

         This line graph compares the value of a $10,000 investment in INVESCO European Small Company Fund to the value of a $10,000 investment in the James Capel Smaller European Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (2/95) through 1/31/99.

The  line   graph   illustrates   the   value  of  a  $10,000  investment,  plus
reinvested dividends and capital gain distributions, since inception through 1/31/99. The chart and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Of course, past performance is not a guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
FUND MANAGERS
CLAIRE GRIFFITHS

Claire Griffiths and Andy Crossley of our London sister company, INVESCO Asset Management Limited, lead a group responsible for the management of INVESCO European Small Company Fund. Claire graduated from St. John's College, Cambridge, and began her investment career in 1989.

ANDY CROSSLEY

Andy began his investment career in 1988 after graduating from Loughborough University.

LATIN AMERICAN GROWTH FUND
Your Fund's Performance: A Report from the Manager
--------------------------------------------------------------------------------

Dear Shareholder:

Unfortunately, the performance of our fund over the past six months highlighted the potential short-term pitfalls of international investing, especially in emerging markets, rather than the long-term potential rewards. When the doors of financial optimism slam shut as they did last year, developing markets such as those in Latin America are often left out in the cold. Nonetheless, the long-term fundamentals for many Latin American economies remain solid.

For the six-month period ended January 31, 1999, the value of your shares declined 47.56%. In comparison, the MSCI-Latin America index fell 32.07%. (Of course, past performance is not a guarantee of future results.)(1),(2)

Overall, we can say that the region was caught in an unfortunate scissors effect. On one side was the dramatic aversion to risk, sometimes referred to as the "flight to quality," which settled over the global investment landscape following the Russian loan default last summer. Although Latin America's economies are linked only very slightly to Russia, investors proved largely unwilling to distinguish between different risks around the world and sought haven in the largest markets and safest companies.

On the other side, the region was affected by another force originating overseas. The recession throughout much of Asia has had a detrimental effect on world commodity prices. While its economies are diversifying, Latin America remains heavily reliant on commodity exports, such as coffee and metals.

Dependent on rapidly disappearing external financing and unable to command strong prices for its exports, the region has suffered through a very trying time in its development. Indeed, the roots of many of its problems lie at home. Foremost among them are the fiscal woes of Brazil. As the largest economy in the region, Brazil's struggles with its huge budget deficit have reverberated extensively.

In short, these are temporarily unloved markets trading at unloved prices. Since assuming management of the fund, I have sought to position the portfolio for any rebound in the region. How strong that rebound will be, and how long it will take to come about, remains uncertain.

Nonetheless, despite its severe problems, Latin America is a region endowed with abundant natural resources and a young, resourceful population. For investors willing to accept periods like this past one, the potential rewards remain strong over the longer-term.

/s/ David Manuel
David Manuel
Lead Portfolio Manager

LATIN AMERICAN GROWTH FUND
AVERAGE ANNUALIZED TOTAL RETURN,
PERIOD ENDED 1/31/99(2)

1 year                      -50.57%
------------------------------------
Since inception (2/95)       -7.73%
------------------------------------

Graph: Latin American Growth Fund Total Return from Inception(2/95) through 1/31/99

         This line graph compares the value of a $10,000 investment in INVESCO Latin American Growth Fund to the value of a $10,000 investment in the MSCI-Latin America Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (2/95) through 1/31/99.

The  line   graph   illustrates   the   value  of  a  $10,000  investment,  plus
reinvested dividends and capital gain distributions, since inception through 1/31/99. The chart and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Of course, past performance is not a guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
FUND MANAGER
DAVID MANUEL

David Manuel joined INVESCO Asset Management Ltd., the London-based investment management affiliate of INVESCO Funds Group, in June 1998 following the acquisition of LGT Asset Management. He currently serves as lead manager of the INVESCO Latin American Growth Fund. David heads a team of three, which is also part of the Global Emerging Markets Team; individual team members have specialist responsibility for stocks, divided on a sector and country basis. He received a BA in Natural Sciences from Downing College, Cambridge University, and a Ph.D. in Biotechnology from Imperial College, University of London.

REALTY FUND
Your Fund's Performance: A Report from the Managers
--------------------------------------------------------------------------------

Dear Shareholder:

This was an unusual and disappointing period for real estate investors. Overall, the real estate market itself continued to be very healthy, with vacancy rates low and new construction at sustainable levels. The yields offered by real estate firms and investment trusts have been at very high levels--contrasting favorably with declining yields on the broader market. Despite all the encouraging signs, however, the value of many real estate investments has fallen over the past year.

The value of shares in the Realty Fund declined 14.53% over the past six months. This performance can be compared to that of the NAREIT Index, which tracks the real estate industry, and which fell 9.65%. It can also be compared to the S&P 500 Index, which rose 15.01% (Of course, past performance is not a guarantee of future results.)(1),(2)

Undoubtedly, the downturn in the real estate sector is traceable to concerns that the U.S. economy might be slowing. Some probably have in mind the late 1980s and early 1990s, which saw a deep slump in the real estate market coincide with a relatively mild economic recession. While understandable, however, these fears ignore the significant differences between the current real estate market and that of a decade ago. We are glad to report this market shows all signs of being much more in balance regarding supply and demand, since new commercial construction has been very moderate over the past several years.

Certainly, the vulnerability of the real estate market to global financial turmoil may have caused some concerns, but the actual effect thus far appears minimal as well. Asian investors long ago ceased to be a major source of real estate demand, for example. Indeed, Asian investors are now net sellers.

Whatever the reasons for last year's slump, we continue to be optimistic about the fundamentals of this sector. Earnings growth among real estate companies promises to be strong again this year, and companies should continue to offer attractive dividends. U.S. real estate may well be a defensive outpost due to its relative isolation from world financial problems.

Whether this results in a strong return in real estate stocks, on the other hand, is harder to foresee. Still, we remain convinced that fundamentals matter--and we foresee these fundamentals remaining strong.

/s/ Jim Trowbridge         /s/ Todd Johnston         /s/ Joe Rodriguez
Jim Trowbridge             Todd Johnston             Joe Rodriguez
Portfolio Manager          Portfolio Manager         Portfolio Manager

REALTY FUND
AVERAGE ANNUALIZED TOTAL RETURN,
PERIOD ENDED 1/31/99(2)

1 year                      -24.83%
------------------------------------
Since inception (1/97)       -5.09%
------------------------------------

Graph:            Realty Fund Total Return from Inception(1/97)
                  through 1/31/99

         This line graph compares the value of a $10,000 investment in INVESCO Realty Fund to the value of a $10,000 investment in the NAREIT Index and the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (1/97) through 1/31/99.

The  line   graph   illustrates   the   value  of  a  $10,000  investment,  plus
reinvested dividends and capital gain distributions, since inception through 1/31/99. The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is not a guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
FUND MANAGERS
TODD JOHNSTON
JOE RODRIGUEZ
JAMES TROWBRIDGE

James Trowbridge joined INVESCO Realty Advisors, the Dallas-based investment management affiliate of INVESCO Funds Group, in 1989. Beginning his investment career in 1975, Jim received his BS in Finance from Indiana University, with graduate work also at Indiana.


Todd Johnston has been with INVESCO since 1986 and has been a member of INVESCO's real estate securities management team since 1993. Beginning his investment career in 1986, he received his BS in Industrial Economics from Union College and his Master of Science degree in Finance from Boston College.

Joe Rodriguez joined INVESCO Realty Advisors in 1990. He began his investment career in 1983 and received his BBA in Economics and Finance and his MBA from Baylor University.

WORLDWIDE CAPITAL GOODS FUND
Your Fund's Performance: A Report from the Manager
--------------------------------------------------------------------------------

Dear Shareholder:

If one thinks of the Asian economic crisis as an earthquake, the capital goods sector was only a few steps away from the epicenter late last summer. Fearing that lowered demand and excess capacity in Asia would hurt profits, many investors took a dim view of capital goods producers around the globe. The prospect of a slowdown in U.S. growth also took its toll. As most of you know, the broader market has been driven upward largely by technology, health care, and certain other large-capitalization stocks in the recent past.

For the six-month period ended January 31, 1999, the fund declined 4.21%. This return severely lagged that of the domestic S&P 500 Index, which rose 15.01%. (Of course, past performance is not a guarantee of future results.)(1),
(2)

While these results are disappointing, we take some comfort in reflecting that they could have been much worse. Since last summer, we have tried to reposition the fund for slower global economic growth, primarily by focusing the fund on investments that are less sensitive to cyclical downturns. We have increased our holdings of defense stocks, for example. Indications of an increase in U.S. defense spending following years of reductions should boost profits in the industry despite slower growth in the broader economy.

We have also focused on capital goods producers that are poised to benefit from the growth of the service and information economy. Some traditional manufacturers are re-gearing themselves to provide the infrastructure necessary to keep the Internet and other new technologies running; in the long run, they should provide some excellent opportunities for investors. This strategy has also helped us avoid some of the worst performers in the sector, such as makers of agricultural machinery, which have seen their shares tumble alongside the prices of farm commodities.

/s/ John Segner
John Segner
Vice President & Portfolio Manager

WORLDWIDE CAPITAL GOODS FUND
AVERAGE ANNUALIZED TOTAL RETURN,
PERIOD ENDED 1/31/99(2)

1 year                       -1.20%
------------------------------------
Since inception (8/94)        7.72%
------------------------------------

Graph: Worldwide Capital Goods Fund Total Return from Inception(8/94) through 1/31/99

         This line graph compares the value of a $10,000 investment in INVESCO Worldwide Capital Goods Fund to the value of a $10,000 investment in the MSCI-EAFE Index and the S&P 500 Index, assuming in each case rein-vestment of all dividends and capital gain distributions, for the period from inception (8/94) through 1/31/99.

The  line   graph   illustrates   the   value  of  a  $10,000  investment,  plus
reinvested dividends and capital gain distributions, since inception through 1/31/99. The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is not a guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
FUND MANAGER
JOHN SEGNER

John Segner assumed responsibilities of portfolio manager in December 1997. He received a BS from the University of Alabama and an MBA from the University of Texas at Austin. Before joining INVESCO in 1997, John served as Managing Director and Principal for the Mitchell Group, and had previous experience with Texaco, Inc., Ameranda Hess Corporation, and First Tennessee National Corporation.

WORLDWIDE COMMUNICATIONS FUND
Your Fund's Performance: A Report from the Manager
--------------------------------------------------------------------------------

Dear Shareholder:

This has been an exciting and rewarding time to be an investor in the communications sector. New technologies are driving major changes in the ways we communicate, and these have contributed to healthy profits for the leading companies in this area.

As an investor in Worldwide Communications Fund, you enjoyed a very healthy return of 25.81% for the six months ended January 31, 1999. This return substantially exceeded even the very strong returns of the S&P 500 Index, which rose 15.01% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

Continuing results on such a scale would surprise us. Yet three forces driving communications make us very optimistic about the future possibilities for investors:

 First, ongoing deregulation will likely continue to encourage innovation and reward the best companies with healthy profits. While we hear a great deal in the United States about the deregulation process at home, changes of equal or even greater magnitude are taking place abroad. In many nations, consumers who have long endured substandard service from state-run monopolies are now enjoying the fruits of competition--and they are responding by expanding the market for communications services.

 Second, the explosion of data traffic over the Internet and other networks is opening new horizons for communications companies. Most people are now familiar with e-mail, but the sending of millions of messages daily over the Internet pales in comparison to the exploding transmission of visual and audio information. Creating the new infrastructure required to transmit sound and pictures over communications networks will provide a building boom reminiscent in some ways of the construction of our rail and highway networks.

 Third, the migration of voice traffic from cable to wireless networks will continue to transform the industry. For instance, the proliferation of cellular phones has allowed consumers to communicate more often, with greater choice over their carriers.

We have invested in companies at the centers of all three of these revolutions. Our particular attention, however, will continue to be focused on communications equipment makers--which benefit from all these changes. The enormous demand for new cable, routers, and other technologies should provide proportionate opportunities for well-positioned companies.

No stocks, not even those in as promising a sector as the communications industry, are immune to changes in market sentiment and other broad economic factors. Still, we view this past six months as an encouraging sign of the long-term strength of the communications sector.

/s/ Brian Hayward
Brian Hayward
Vice President & Portfolio Manager

WORLDWIDE COMMUNICATIONS FUND
AVERAGE ANNUALIZED TOTAL RETURN,
PERIOD ENDED 1/31/99(2)

1 year                       53.08%
------------------------------------
Since inception (8/94)       30.09%
------------------------------------

Graph: Worldwide Communications Fund Total Return from Inception(8/94) through 1/31/99

         This line graph compares the value of a $10,000 investment in INVESCO Worldwide Communications Fund to the value of a $10,000 investment in the MSCI-EAFE Index and the S&P 500 Index, assuming in each case rein-vestment of all dividends and capital gain distributions, for the period from inception (8/94) through 1/31/99.

The  line   graph   illustrates   the   value  of  a  $10,000  investment,  plus
reinvested dividends and capital gain distributions, since inception through 1/31/99. The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is not a guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
FUND MANAGER
BRIAN HAYWARD

Brian Hayward assumed responsibilities of portfolio manager of Worldwide Communications Fund in July 1997. Previously, he was a senior equity analyst for Mississippi Valley Advisors in St. Louis, Missouri and began his investment career in 1985. Brian earned a BA in Mathematics and a MA in Economics from the University of Missouri. He is a Chartered Financial Analyst.

S&P 500 INDEX FUND
Summary
--------------------------------------------------------------------------------

INVESCO launched its first index fund in December 1997 in order to provide shareholders an additional option for diversifying their portfolios. INVESCO S&P 500 Index Fund seeks to provide price performance and income comparable to the Standard & Poor's 500 Index, which is composed of 500 selected large-capitalization stocks.

Over the past six months, the fund's Class I shares returned 15.82%, while Class II shares returned 15.65%. Both closely tracked the 15.02% total return of S&P 500 Index itself over the same period. The slight divergence in performance is explained by the fund's asset size and expenses. As the fund increases in size, it is likely to track the index more closely. (Of course, past performance is not a guarantee of future results.)(1),(2)


S&P 500 INDEX FUND - CLASS I                S&P 500 INDEX FUND - CLASS II
AVERAGE ANNUALIZED TOTAL RETURN,            AVERAGE ANNUALIZED TOTAL RETURN,
PERIOD ENDED 1/31/99(2)                     PERIOD ENDED 1/31/99(2)

1 year                       34.02%         1 year                       34.12%
------------------------------------        ------------------------------------
Since inception (12/97)      35.47%         Since inception (12/97)      36.49%
------------------------------------        ------------------------------------


Graph: S&P 500 INDEX Fund - CLASS I&II Total Return from Inception(12/97) through 1/31/99

         This line graph compares the value of a $10,000 investment in INVESCO S&P 500 Index Fund - Class I&II to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/97) through 1/31/99.

A Review & Strategy Session with
INVESCO's Specialty Fund Managers
--------------------------------------------------------------------------------

Worldwide Communications Fund had an excellent year, so let's start with you, Brian. According to Smart Money Magazine, you have a little "Internet icing" on the fund. Is that why you did so well?

BRIAN HAYWARD: Well, our biggest position was America Online. That was not our intention, but rather a result of the stock's remarkable growth.

But this is not an Internet fund as that term might commonly be understood--that is, we don't have a portfolio of stocks with negative earnings but spectacular valuations. I think the Internet is going to grow and open new horizons, but I prefer to own the companies that are building the equipment that makes it operate.

John, the capital goods sector had a tougher time this year, but could you discuss a "traditional" industrial company that is taking advantage of these trends?

JOHN SEGNER: Tyco would be a good example. They are a diversified conglomerate, but they seem to do well at almost anything they put their hand to. One thing they are doing--and doing quite profitably--is laying fiber optic cable across the ocean. Companies such as this interest us because they will be able to adapt to however the economy evolves. General Electric is another example of a firm that is adjusting itself, by increasing its role in financial services.

Another so-called "traditional" investment might be real estate, which also had a tough time in 1998.

JIM TROWBRIDGE: True, but you might say that we are also trying to pick out the "new real estate economy." We're on the lookout for markets in which supply is constrained while the demand for space is growing. These days, we're finding them more on the East and West Coasts. No matter how fast the Internet grows, people are going to need to stay in hotel rooms and work in offices, and developers have been building these facilities at a very sustainable pace.

Don't all real estate funds target hot markets?

JIM TROWBRIDGE: Well, all of our competitors analyze balance sheets, and those sheets always look best in hot markets. But we pride ourselves on doing the basic research on asset prices and the like, which not everyone can do because of the work that is involved. That's where a large real estate staff like ours becomes very useful.

Just as people are always going to need real estate, they're always going to need things like cars--isn't that a bright spot for the capital goods sector, John?

JOHN SEGNER: Perhaps, but it is important to stress the very real hurdles that remain--unlike real estate, the fundamentals in many cases are not so encouraging. The American consumer has been on a spending spree over the past few years, one that has to end someday. I'm not convinced they are going to keep buying as many cars, for example. On top of that--and unlike their real estate counterparts--American capital goods firms are subject to excess capacity overseas.

Sam, much of that excess capacity is in Asia. Has any progress been made in addressing it?

SAM LAU: Some, although it is an awesome task. South Korea has led the way in reducing capacity through consolidation and liquidation sales in both the manufacturing and financial sectors. China, though, has tremendous amounts of excess production capacity. This is already exerting deflationary pressures on their economy--and, of course, everyone is waiting to see if their currency, the RMB, is devalued. But restructuring means unemployment, at least in the short-term. And this is a high price to pay in China right now.

It  seemed  not  too  long  ago  that  leading  firms  in  many   industries--in
communications, capital goods, and other sectors--were likely to emerge in Asia. What happened?

SAM LAU: The lack of external financing has been a major negative factor recently. Yet many Asian firms still have dedicated, low-cost workforces and technological savvy. We're positioning ourselves for the future in firms that are becoming less reliant on debt and selling off businesses that don't fit into their core. Samsung would be a good example of a company with some real core capabilities that is taking the tough steps necessary to become profitable.

Let's turn to another problem area, Latin America. Is the situation similar there, David?

DAVID MANUEL: In part. Certainly, the lack of access to credit is a major drain on the region--as it almost always is in high-growth, industrializing economies. But the depression in world commodity prices also plays a large role. There is perhaps another similarity in that, just as Asia is held hostage to the problems in Japan, so is Latin America hostage to those in Brazil. When a region's leading economy has the flu, its neighbors are likely to become sick.

South Korea has attempted to lead a rebound in Asia; what country will do so in Latin America?

DAVID MANUEL: Well, perhaps Peru is the brightest spot in the region--but its economy is tiny compared to that of South Korea. Mexico is doing fairly well, and we are keeping our eyes out for opportunities there. Mexico's economic fortunes are tied somewhat to those of the U.S., of course, so it has been caught in a pleasant updraft. You can also identify some countries that seem to be at the bottom of a cycle, and therefore should see some growth soon. Chile is a good example, and that economy will be helped by interest rate cuts.

Beyond a doubt,  the best region for  international  investors  has been Europe.

CLAIRE GRIFFITHS: Sure, it's made up largely of mature, safe economies. And it is subject to many of the same forces as in the U.S., which have made for very strong returns for certain companies. Corporate competition is intensifying under the influence of low inflation, deregulation, and the growing use of the Internet. But we also now have the euro, which has focused increased attention of the ability of companies to operate across borders.

So what kind of companies are doing well across the "Eurozone"?

CLAIRE GRIFFITHS: We're very interested in the new service economy that is developing, serving customers who are seeking low prices. This has led us toward successful hotel, restaurant, and fast food chains. We're also targeting media content, such as conditional access software for pay-per-view television and computer games software. Finally, we are looking into the opportunities presented by deregulation, which is radically changing the face of European economies. Temporary employment and telecoms are two areas of focus for us.

Speaking  of  telecoms,  one   industry   really   taking  off  in Europe is the
wireless phone industry. What's happening there, Brian?

BRIAN HAYWARD: You might say the Europeans have been tutored to use cellular phones in a way that Americans have not. Here in the States, we're used to paying a flat fee at home for unlimited local calls. In Europe, on the other hand, consumers have long paid by the minute. As a result, Europeans are quite comfortable paying for their cell phone calls by the minute. I think Americans will get there, too. In many ways, some countries in Europe form the blueprint for the future of the American wireless industry.

                          ---------------------------

Because  these funds are actively  managed, composition of holdings will change.

--------------------------------------------------------------------------------
(1) The MSCI-EAFE, MSCI-Pacific Ex Japan, MCSI-Latin and James Capel Smaller European Index are unmanaged indexes of common stocks considered to be representative respectively of the equity markets of Europe/Australia/Far East; Pacific Basin excluding Japan; Latin America; and European small-capitalization stocks. The S&P 500 is an unmanaged index indicative of the broad U.S. stock market. The NAREIT is an unmanaged index indicative of the U.S. real estate investment trust market.

(2) Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

TEN LARGEST COMMON STOCK HOLDINGS

   INVESCO Specialty Funds, Inc.
   January 31, 1999
   UNAUDITED



   DESCRIPTION                                                                                                VALUE
   ------------------------------------------------------------------------------------------------------------------
   ASIAN GROWTH FUND
   Hutchison Whampoa Ltd                                                                             $    1,845,447
   Cheung Kong Holdings Ltd                                                                               1,664,774
   HSBC Holdings PLC                                                                                        856,804
   DBS Land Ltd                                                                                             811,913
   Oversea-Chinese Banking Ltd Foreign Shrs                                                                 685,458
   CLP Holdings Ltd                                                                                         590,543
   Korea Electric Power                                                                                     550,638
   Singapore Press Holdings Ltd                                                                             544,584
   LG Information & Communication Ltd                                                                       493,335
   Hong Kong Telecommunications Ltd                                                                         485,882

   EUROPEAN SMALL COMPANY FUND
   EM.TV & Merchandising AG                                                                          $    1,847,557
   GFI Informatique                                                                                       1,186,182
   IONA Technologies PLC Sponsored ADR Representing Ord Shrs                                              1,074,000
   Kudelski SA Bearer Shrs                                                                                1,001,902
   MobilCom AG                                                                                              976,702
   Grand Hotel Krasnapolsky NV                                                                              947,855
   Saville Systems PLC Sponsored ADR Representing Ord Shrs                                                  875,000
   Psion PLC                                                                                                835,774
   Bachem AG Registered B Shrs                                                                              697,527
   Topcall International AG                                                                                 681,420

   LATIN AMERICAN GROWTH FUND
   Enersis SA Sponsored ADR Representing 50 Cmn Shrs                                                 $      813,750
   Grupo Televisa SA de CV Participation Certificates Representing Series A, D & L Shrs                     499,213
   Grupo Financiero Banamex-Accival SA de CV Series B Shrs                                                  495,177
   Sociedad Quimica y Minera de Chile SA Sponsored ADR Representing 10 Series B Shrs                        493,125
   Grupo Carso SA de CV Series A-1 Shrs                                                                     428,150
   Consorcio ARA SA de CV Sponsored ADR Representing 10 Shrs                                                410,550
   Inversiones y Representaciones SA Sponsored GDR Representing 10 Shrs                                     374,554
   Cia Paranaense de Energia-Copel                                                                          365,243
   Grupo Industrial Saltillo SA de CV Series B Shrs                                                         361,713
   Quinenco SA ADR Representing 10 Ord Shrs                                                                 344,500


   DESCRIPTION                                                                                                VALUE
   ------------------------------------------------------------------------------------------------------------------
   REALTY FUND
   Prentiss Properties Trust                                                                         $      915,300
   CarrAmerica Realty                                                                                       915,200
   Reckson Associates Realty                                                                                880,000
   SL Green Realty                                                                                          860,625
   Host Marriott                                                                                            778,750
   Liberty Property Trust SBI                                                                               763,088
   Arden Realty                                                                                             733,500
   Archstone Communities Trust                                                                              684,687
   Essex Property Trust                                                                                     652,650
   CBL & Associates Properties                                                                              492,500

   S&P 500 INDEX FUND
   Microsoft Corp                                                                                    $    1,974,875
   General Electric                                                                                       1,557,289
   Intel Corp                                                                                             1,067,461
   Wal-Mart Stores                                                                                          875,480
   Cisco Systems                                                                                            802,246
   Merck & Co                                                                                               790,542
   International Business Machines                                                                          776,614
   Exxon Corp                                                                                               776,151
   Pfizer Inc                                                                                               752,328
   AT&T Corp                                                                                                741,155

   WORLDWIDE CAPITAL GOODS FUND
   Tyco International Ltd                                                                            $      462,375
   General Electric                                                                                         419,500
   Compaq Computer                                                                                          395,287
   Motorola Inc                                                                                             390,150
   Northern States Power                                                                                    371,738
   Alliant Techsystems                                                                                      324,675
   General Dynamics                                                                                         319,688
   Lockheed Martin                                                                                          317,250
   AlliedSignal Inc                                                                                         315,900
   Owens-Illinois Inc                                                                                       312,975

   WORLDWIDE COMMUNICATIONS FUND
   America Online                                                                                    $   22,558,275
   COLT Telecom Group PLC Sponsored ADR Representing 4 Ord Shrs                                          16,275,375
   Cisco Systems                                                                                         15,537,867
   Nokia Corp Sponsored ADR Representing Class A Shrs                                                    14,644,800
   AirTouch Communications                                                                               13,634,625
   MCI WorldCom                                                                                          13,335,157
   Mannesmann AG                                                                                         13,294,550
   Global Crossing Ltd                                                                                   12,118,950
   Tele-Communications Inc TCI Group Series A                                                            11,998,438
   EMC Corp                                                                                              11,976,250

   Composition of holdings is subject to change.

STATEMENT OF INVESTMENT SECURITIES

   INVESCO Specialty Funds, Inc.
   January 31, 1999
   UNAUDITED
                                                                                SHARES, UNITS
   %        DESCRIPTION                                INDUSTRY                 OR PRINCIPAL
                                                           CODE                        AMOUNT                 VALUE
   ------------------------------------------------------------------------------------------------------------------

   ASIAN GROWTH FUND
   80.56   COMMON STOCKS & WARRANTS
   5.90    AUSTRALIA
           AMP Ltd(a)(b)                                    IN                        30,000         $      362,843
           Australia & New Zealand Banking Group Ltd        BK                        40,000                263,057
           Rio Tinto Ltd                                    GP                        20,000                247,475
           TABCORP Holdings Ltd                             GM                        20,000                142,121
           Telstra Corp Ltd                                 TN                        50,000                271,426
           WMC Ltd                                          GP                        50,000                153,619
   ==================================================================================================================
                                                                                                          1,440,541
   26.83   HONG KONG
           CLP Holdings Ltd                                 EU                       130,000                590,543
           Cheung Kong Holdings Ltd                         RL                       240,000              1,664,774
           COSCO Pacific Ltd                                SV                       700,000                237,134
           Hang Seng Bank Ltd                               BK                        57,900                483,820
           Hong Kong Telecommunications Ltd                 TL                       300,000                485,882
           Hongkong Electric Holdings Ltd                   EU                       120,000                351,538
           Hutchison Whampoa Ltd                            CG                       260,000              1,845,447
           New World Development Ltd                        RL                       200,000                392,319
           Shanghai Industrial Holdings Ltd                 MG                       220,000                337,859
           Tianjin Development Holdings Ltd                 DB                       330,000                167,155
   ==================================================================================================================
                                                                                                          6,556,471
   2.00    INDIA
           BSES Ltd Regulation S GDR Representing
             3 Ord Shrs(a)(h)                               EU                        13,000                162,500
           Ranbaxy Laboratories Ltd GDR Representing
             Ord Shrs                                       HD                        15,000                148,050
           Videsh Sanchar Nigam Ltd Regulation S GDR
             Representing 1/2 Ord Shr(h)                    TL                        17,000                178,500
   ==================================================================================================================
                                                                                                            489,050
   4.76    INDONESIA
           PT Aneka Tambang Tbk                             MM                     2,220,000                365,866
           PT Bank Internasional Indonesia Warrants
             (Exp 2000)(a)                                  BK                        22,652                    175
           PT Bank Pan Indonesia Tbk Foreign Shrs           BK                     4,500,000                289,106
           PT Matahari Putra Prima Tbk(a)                   RT                     5,000,000                139,665
           PT Telekomunikasi Indonesia                      TN                     1,000,000                368,715
   ==================================================================================================================
                                                                                                          1,163,527


                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------
   1.09    LUXEMBOURG
           Korea Asia Fund IDR Representing 500 Shrs(a)     FN                          315                 266,963
   2.43    MALAYSIA
           Berjaya Sports Toto Berhad                       GM                       74,000                  76,998
           Malakoff Berhad                                  AG                      120,000                 195,580
           Metroplex Berhad                                 RL                      320,000                  41,842
           Tanjong PLC                                      GM                       90,000                 112,707
           Telekom Malaysia Berhad                          TN                      100,000                 165,746
   ==================================================================================================================
                                                                                                            592,873
   3.39    PHILIPPINES
           Ayala Land                                       RL                      512,880                 156,528
           Benpres Holdings(a)                              BR                    1,522,800                 229,409
           First Philippine Holdings B Shrs                 CG                      147,600                  85,301
           Manila Electric B Shrs                           EU                       80,000                 241,039
           Philippine Long Distance Telephone               TL                        5,000                 116,883
   ==================================================================================================================
                                                                                                            829,160
   13.86    SINGAPORE
            City Developments Ltd(c)                        RL                       65,000                 265,024
            DBS Land Ltd(c)                                 RL                      600,000                 811,913
            Development Bank of Singapore Ltd Foreign Shrs  BK                       49,000                 376,411
            Oversea-Chinese Banking Ltd Foreign Shrs        BK                      100,000                 685,458
            Singapore Press Holdings Ltd                    PB                       48,000                 544,584
            Singapore Technologies Engineering Ltd(c)       EC                      400,000                 354,547
            Singapore Telecommunications Ltd                TL                      250,000                 350,115
   ==================================================================================================================
                                                                                                          3,388,052
   13.77    SOUTH KOREA
            Daewoo Heavy Industries(a)                      MY                       58,050                 240,105
            Halla Climate Control(a)                        HW                       12,090                 250,031
            Kookmin Bank(a)                                 BK                       50,000                 372,766
            Korea Electric Power(a)                         EU                       20,000                 550,638
            LG Information & Communication Ltd(a)           CM                       14,260                 493,335
            Pohang Iron & Steel Ltd(a)                      IS                        2,610                 131,055
            Pohang Iron & Steel Ltd Sponsored ADR
               Representing 1/4 Ord Shr                     IS                        7,610                 142,687
            Samsung Display Devices(a)                      EL                        8,000                 367,660
            Samsung Electronics(a)                          ES                        5,000                 382,553
            Samsung Fire & Marine Insurance                 IN                        1,305                 426,485
            Sungmi Telecom Electronics(a)                   CM                          230                   7,477
   ==================================================================================================================
                                                                                                          3,364,792
    3.02   THAILAND
           Bangkok Expressway PCL Foreign Shrs(a)           AF                      127,000                 116,001
           Bank of Asia PLC Foreign Shrs(a)                 BK                      500,000                 392,422
           Electricity Generating PLC Foreign Shrs          EU                       45,000                 108,390
           PTT Exploration & Production PLC
             Foreign Shrs(a)                                OG                       16,200                 121,884
           Thai Farmers Bank PLC Warrants (Exp 2002)(a)     BK                        1,875                     244
   ==================================================================================================================
                                                                                                            738,941

                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------

    3.51   UNITED KINGDOM
           HSBC Holdings PLC                                BK                       34,400                 856,804
   ==================================================================================================================
           TOTAL COMMON STOCKS & WARRANTS (Cost $21,788,509)                                             19,687,174
   ==================================================================================================================
    4.53   OTHER SECURITIES
    4.53   SOUTH KOREA
           Merrill Lynch International & Co CV KOSPI
             200 Index Low Exercise Price Call Warrants
             (Exp 3/11/1999)(d)(Cost $510,539)              SV                        2,026               1,108,059
   ==================================================================================================================
   14.91   SHORT-TERM INVESTMENTS
    0.16   Commercial Paper
    0.16   MALAYSIA
           SCB Malaysia Berhad TD, 5.750%, 8/2/1999
           (Cost $38,995)                                   BK                   $   38,995                  38,995
   ==================================================================================================================
   14.75   Repurchase Agreements
   14.75   UNITED STATES
           Repurchase  Agreement with State Street dated
             1/29/1999 due 2/1/1999 at 4.670%,
             repurchased  at  $3,606,403  (Collateralized
             by US  Treasury Bonds, due 4/15/2028
             at 3.625%, value $3,681,149)
             (Cost $3,605,000)                              RA                   $3,605,000               3,605,000
   ==================================================================================================================
           TOTAL SHORT-TERM INVESTMENTS (Cost $3,643,995)                                                 3,643,995
   ==================================================================================================================
   100.00  TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $25,943,043)
           (Cost for Income Tax Purposes $26,222,365)                                                $   24,439,228
   ==================================================================================================================

   EUROPEAN SMALL COMPANY FUND
   89.09   COMMON STOCKS & WARRANTS
    1.42   AUSTRIA
           Topcall International AG                         CO                       1,600           $      681,420
   ==================================================================================================================
    2.75   DENMARK
           Coloplast A/S Registered B Shrs                  HC                       4,000                  450,728
           Falck A/S                                        AF                       5,800                  469,356
           NeuroSearch A/S(a)                               HD                       3,000                  201,545
           William Demant Holding A/S                       HC                       3,000                  194,615
   ==================================================================================================================
                                                                                                          1,316,244
    1.62   FINLAND
           Raisio Group PLC                                 FD                      35,800                  280,541
           Tieto Corp Series B Shrs                         CO                      11,593                  497,155
   ==================================================================================================================
                                                                                                            777,696
   14.75   FRANCE
           Alliance et Gestion Commerciale                  SV                       4,300                  312,545
           Altran Technologies SA                           EC                       1,700                  503,524
           Cie des Signaux SA                               EL                       3,700                  271,455
           Du Pareil au Meme                                RT                       2,241                  174,085
           GFI Informatique(a)                              SV                       9,900                1,186,182
           Genset SA(a)                                     BI                       8,500                  569,554
           GrandVision SA                                   PI                      10,000                  272,568
           Infogrames Entertainment SA(a)                   ET                       8,200                  535,483
           Infonie SA(a)                                    CO                      12,343                  315,404
           Ingenico SA                                      SV                      12,000                  327,082
           LVL Medical SA                                   HC                      22,850                  365,906
           LVL Medical SA Warrants (Exp 2000)(a)            HC                         380                    2,154
           Lectra Systemes(a)                               CO                       5,516                   37,149
           Leon de Bruxelles SA                             RS                       7,800                  318,905


                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------

           Marc Orian SA                                    RT                       2,797                  360,539
           Omnicom SA(a)                                    TL                       1,027                  150,461
           Penauille Polyservices                           SV                       1,600                  467,000
           Sidergie SA                                      SV                       1,570                  146,210
           Stedim SA                                        HC                       3,700                  214,307
           UBI Soft Entertainment SA(a)                     TY                       3,900                  530,622
   ==================================================================================================================
                                                                                                          7,061,135
    13.77  GERMANY
           Bertrandt AG                                     SV                       6,400                  587,293
           Boewe Systec AG                                  MY                       8,900                  341,641
           Brokat Infosystems AG(a)                         CO                       3,600                  603,057
           Data Modul AG                                    EL                       9,900                  305,821
           EM.TV & Merchandising AG                         BR                       1,960                1,847,557
           Intershop Communications AG(a)                   CO                       3,100                  453,110
           Kinowelt Medien AG(a)                            BR                       2,264                  498,818
           MobilCom AG                                      TC                       2,000                  976,702
           Refugium Holding AG                              HC                      13,700                  463,661
           TDS Informationstechnologie AG(a)                SV                       5,100                  515,494
   ==================================================================================================================
                                                                                                          6,593,154
    0.15   GREECE
           Chipita International SA                         FD                       2,258           $       71,918
   ==================================================================================================================
    7.62   IRELAND
           Adare Printing Group PLC                         PB                      17,143                  150,669
           CBT Group PLC Sponsored ADR Representing
             Ord Shrs(a)                                    CO                      16,500                  294,937
           Esat Telecom Group PLC Sponsored ADR
             Representing 2 Ord Shrs(a)                     TL                      10,300                  500,838
           Heiton Holdings PLC                              BD                     102,558                  221,303
           IONA Technologies PLC Sponsored ADR
             Representing Ord Shrs(a)                       CO                      24,000                1,074,000
           Marlborough International PLC(a)                 SV                     180,566                  533,179
           Saville Systems PLC Sponsored ADR
             Representing Ord Shrs(a)                       CO                      40,000                  875,000
   ==================================================================================================================
                                                                                                          3,649,926
    3.95   ITALY
           Banca Popolare Commercio e Industria             BK                      12,900                  298,138
           Bulgari SpA                                      CJ                      71,600                  453,744
           Ciga SpA(a)                                      LH                     645,700                  498,659
           Industria Macchine Automatiche                   MY                      53,700                  372,021
           Simint SpA                                       TA                      34,800                  270,728
   ==================================================================================================================
                                                                                                          1,893,290

                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------
                                                                                 1,893,290
   8.89    NETHERLANDS
           Aalberts Industries NV                           CG                      14,700                  367,285
           Beter Bed Holding NV                             HF                      16,000                  565,124
           Computer Services Solutions                      SV                       7,272                  138,748
           Fugro NV                                         EC                      10,700                  212,052
           Grand Hotel Krasnapolsky NV                      LH                      12,000                  947,855
           Kempen & Co NV                                   IV                       8,100                  442,480
           Nederlandsche Apparatenfabriek NV                SV                       9,400                  168,140
           Prolion Holding NV(a)                            MY                       2,570                  231,457
           QIAGEN NV New York Registered Shrs(a)            BI                       9,700                  668,088
           Simac Techniek NV                                EL                       2,697                   50,233
           Unique International NV                          SV                      21,400                  465,421
   ==================================================================================================================
                                                                                                          4,256,883
    2.11   NORWAY
           Ekornes A/S A Registered Shrs                    HF                      46,000                  482,398
           Tomra Systems A/S A                              PC                      15,600                  525,992
   ==================================================================================================================
                                                                                                          1,008,390
    1.90   PORTUGAL
           Companhia de Seguros Tranquilidade
             Registered Shrs                                IN                      15,000                  448,204
           Ibersol SGPS SA                                  RS                       3,900           $      461,747
   ==================================================================================================================
                                                                                                            909,951
    1.81   SPAIN
           Banco de Valencia SA Registered Shrs             BK                      10,000                  283,925
           TelePizza SA(a)                                  RS                      60,400                  582,382
   ==================================================================================================================
                                                                                                            866,307
    2.81   SWEDEN
           Assa Abloy AB Series B Shrs                      MG                      11,500                  464,120
           Scandic Hotels AB                                LH                      11,500                  353,615
           Semcon AB                                        SV                      57,300                  528,577
   ==================================================================================================================
                                                                                                          1,346,312
    4.25   SWITZERLAND
           Bachem AG Registered B Shrs(a)                   CH                         450                  697,527
           Disetronic Holding AG                            HC                         130                  334,320
           Kudelski SA Bearer Shrs(a)                       EL                         360                1,001,902
   ==================================================================================================================
                                                                                                          2,033,749


                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------
   21.29   UNITED KINGDOM
           Advanced Medical Solutions Group PLC(a)          HD                     236,434                  120,408
           Antonov PLC(a)                                   AP                     147,816                  157,841
           Atlantic Telecom Group PLC(a)                    CA                     240,000                  544,095
           Biocompatibles International PLC(a)              HC                     260,000                  341,702
           British Biotech PLC(a)                           HD                     350,000                  132,245
           Celltech PLC(a)                                  BI                      73,000                  434,126
           Cortecs PLC(a)                                   HD                     255,282                   90,166
           Countrywide Assured Group PLC                    RE                     276,450                  476,860
           Denby Group PLC                                  HW                     150,000                  202,064
           Dialog Corp PLC(a)                               CO                     150,000                  187,279
           Electronics Boutique PLC                         RT                     180,000                  235,085
           Finelist Group PLC                               AP                     230,000                  536,538
           GEI International PLC                            MY                     200,000                  180,708
           Games Workshop Group PLC                         LT                      50,692                  333,107
           Grantchester Holdings PLC                        RE                     180,000                  408,072
           Greenway Holdings PLC                            PC                     163,749                   39,006
           Helical Bar PLC                                  RE                      23,124                  191,840
           ICON PLC Sponsored ADR Representing
             Ord Shrs(a)                                    SV                      11,500                  333,500
           Ilion Group PLC                                  CO                     220,000                  209,621
           Infobank International Holdings PLC(a)           CO                     115,454                  118,542
           Infobank International Holdings PLC
             9% Convertible Unsecured Loan Cmn Stk(a)       CO                      41,233                   98,219
           McCarthy & Stone PLC                             HB                     205,000                  491,690
           Memory Corp PLC(a)                               CO                      22,000                  323,400
           NXT PLC(a)                                       EL                      12,522                   70,970
           Norbain PLC                                      EL                      60,000                  231,635
           Northern Leisure PLC                             LT                     230,000                  457,191
           Orbis PLC                                        SV                     600,000                  261,205
           Psion PLC                                        CO                      55,000                  835,774
           Regal Hotel Group PLC                            LH                     700,000                  321,989
           Rutland Trust PLC                                FN                     300,000                  204,529
           SOCO International PLC(a)                        OG                     200,000                  105,139
           Savills PLC                                      SV                     260,000                  452,756
           Tracker Network PLC                              EL                      40,000                  257,920
           Trafficmaster PLC(a)                             SV                      35,000                  332,338
           Vitec Group PLC                                  PI                      31,375                  273,177
           Vymura PLC                                       BD                     190,834                  206,911
   ==================================================================================================================
                                                                                                         10,197,648
           TOTAL COMMON STOCKS & WARRANTS (Cost $40,883,635)                                             42,664,023
   ==================================================================================================================
    1.52   PREFERRED STOCKS
    1.52   GERMANY
           Marschollek, Lautenschlaeger und Partners
           AG Non-Voting Pfd                                IN                         700                  433,270
           Sander (Jil) AG Non-Voting Pfd                   TA                         957                  293,453
   ==================================================================================================================
           TOTAL PREFERRED STOCKS (Cost $837,122)                                                           726,723
   ==================================================================================================================
    9.39   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
    9.39   UNITED STATES
           Repurchase  Agreement with State Street dated
             1/29/1999 due 2/1/1999 at 4.670%,
             repurchased at $4,497,750 (Collateralized
             by US Treasury Bonds due 4/15/2028
             at 3.625%, value $4,590,199)
             (Cost$4,496,000)                               RA                  $4,496,000                4,496,000
   ==================================================================================================================
   100.00  TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $46,216,757)
           (Cost for Income Tax Purposes $46,624,226)                                                $   47,886,746
   ==================================================================================================================

                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------
   LATIN AMERICAN GROWTH FUND
   53.67   COMMON STOCKS
    7.01   ARGENTINA
           Banco Hipotecario SA(a)                          FN                       21,507          $      150,549
           Banco Rio de la Plata SA ADR
             Representing 2 Class B Shrs                    BK                       23,000                 196,937
           Bansud SA Series B Shrs(a)                       BK                       85,000                 188,776
           Inversiones y Representaciones SA Sponsored
             GDR Representing 10 Shrs                       RE                       16,285          $      374,554
   ==================================================================================================================
                                                                                                            910,816
    4.64   BRAZIL
           Cia Paranaense de Energia-Copel                  EU                  132,000,000                 365,243
           Rossi Residencial SA GDR Regulation S
             Representing 5 Ord Shrs(h)                     HB                       58,600                  43,950
           Telecomunicacoes de Sao Paulo SA(a)              TN                    3,500,000                 194,539
   ==================================================================================================================
                                                                                                            603,732
   14.44    CHILE
            Cia Cervecerias Unidas SA Sponsored ADR
              Representing 5 Cmn Shrs                       BV                       12,500                 225,000
            Enersis SA Sponsored ADR
              Representing 50 Cmn Shrs(e)                   EU                       30,000                 813,750
            Quinenco SA ADR Representing 10 Ord Shrs        FN                       53,000                 344,500
            Sociedad Quimica y Minera de Chile SA
              Sponsored ADR Representing 10 Series B Shrs   CH                       15,000                 493,125
   ==================================================================================================================
                                                                                                          1,876,375
   25.90   MEXICO
           Alfa SA de CV Participation Certificates
             Series A Shrs                                  CH                      135,718                 312,579
           Apasco SA de CV                                  BD                       24,266                  87,415
           Consorcio ARA SA de CV
             Regulation S Sponsored ADR
             Representing 10 Shrs(a)(h)                     HB                        1,400                  32,657
           Sponsored ADR Representing 10 Shrs(a)(b)         HB                       17,600                 410,550
           Corporacion GEO SA de CV Series B Shrs(a)        HB                      100,000                 236,220
           Grupo Carso SA de CV Series A-1 Shrs(a)          CG                      150,000                 428,150
           Grupo Financiero Banamex-Accival SA de CV
             Series B Shrs(a)                               BK                      450,000                 495,177
           Grupo Industrial Saltillo SA de CV Series B Shrs IS                      150,000                 361,713
           Grupo Televisa SA de CV Participation Certificates
             Representing Series A, D & L Shrs(a)           BR                       40,000                 499,213
           Pepsi-Gemex SA Sponsored GDR Representing 6
             Ord Participation Certificates                 BV                       45,000                 323,437
           Sanluis Corp SA de CV Participation Certificates
             Representing Series B, C & D Shrs              MY                      100,000                 111,220
           Tubos de Acero de Mexico SA Sponsored ADR
             Representing Cmn Shrs                          IS                       10,000                  68,750
   ==================================================================================================================
                                                                                                          3,367,081
    1.68   PANAMA
           Banco Latinoamericano de Exportaciones
             SA Series E Shrs                               BK                       10,000                 218,125
           TOTAL COMMON STOCKS (Cost $12,956,347)                                                    $    6,976,129
   ==================================================================================================================
                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------
   38.28   PREFERRED STOCKS
    5.11   ARGENTINA
           Nortel Inversora SA ADR Representing
             1/20th Pfd B Shr                                TL                      48,300                 664,125
   ==================================================================================================================
   31.45   BRAZIL
           Centrais Eletricas de Santa Catarina SA
             Series B Pfd                                    EU                   1,300,000                 302,913
           Cia de Tecidos Norte de Minas Coteminas Pfd       TA                   5,800,000                 422,330
           Cia Energetica de Brasilia
             Series A Pfd                                    EU                   2,080,000                  29,282
             Series B Pfd(a)                                 EU                   1,152,561                   8,392
           Cia Energetica de Minas Gerais Pfd                EU                  26,711,876                 330,657
           Cia Energetica do Ceara-Coelce Series A Pfd       EU                 150,000,000                 233,010
           Eletropaulo Metropolitana SA Pfd                  EU                  12,240,000                 212,061
           Embratel Participacoes SA Pfd(a)                  TL                  40,000,000                 450,485
           Empresa Bandeirante de Energia SA Pfd(a)          EU                  12,240,000                  55,258
           Investimentos Itau SA Pfd                         MY                   1,000,000                 339,806
           Petroleo Brasileiro SA Pfd (e)                    OG                   8,100,000                 538,689
           Renner Participacoes SA Pfd(a)                    RT                  10,000,000                   3,641
           Tele Centro Sul Participacoes SA ADR Representing
             5,000 Pfd Shrs(a)                               TN                       4,900                 176,706
           Tele Norte Leste Participacoes SA Pfd(a)          TN                  25,000,000                 251,214
           Telecomunicacoes Brasileiras SA Sponsored ADR
             Representing 1,000 Pfd Shrs(e)                  TN                       6,000                 377,625
           Telecomunicacoes de Sao Paulo SA Pfd              TN                   4,025,000                 355,607
   ==================================================================================================================
                                                                                                          4,087,676
    1.72   LUXEMBOURG
           Quilmes Industrial SA ADR Representing
             Non-Voting Pfd                                  FD                      28,000                 224,000
   ==================================================================================================================
           TOTAL PREFERRED STOCKS (Cost $14,618,642)                                                      4,975,801
   ==================================================================================================================
    8.05   OTHER SECURITIES
    8.05   MEXICO
           Controladora  Comercial  Mexicana SA de CV GDR
             Representing 20 Linked BC
             Units (Each unit consists of 3 Series B Shrs
             and one Series C Shr)                           RT                      27,000                 327,375
           Fomento Economico  Mexicano SA de CV Sponsored ADR
             Representing 10 Units
             (Each unit consists of 10 Series B shrs,
             20 Series D-B Shrs and 20
             Series D-L Shrs)(e)                             BV                      32,500                 719,062
   ==================================================================================================================
        TOTAL OTHER SECURITIES (Cost $1,194,261)                                                          1,046,437
   ==================================================================================================================
   100.00  TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $28,769,250)(f)                                                                     $   12,998,367
   ==================================================================================================================

                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------
   REALTY FUND
   88.43   COMMON STOCKS
    5.22   LODGING -- HOTELS
           Host Marriott                                                             70,000          $      778,750
           MeriStar Hospitality                                                       1,019                  19,616
           MeriStar Hotels & Resorts(a)                                              20,000                  62,500
   ==================================================================================================================
                                                                                                            860,866
   81.66   REAL ESTATE INVESTMENT TRUST
           Archstone Communities Trust                                               35,000                 684,687
           Arden Realty                                                              32,600                 733,500
           Avalonbay Communities                                                      9,923                 318,156
           Brandywine Realty Trust SBI                                               23,000                 379,500
           CBL & Associates Properties                                               20,000                 492,500
           Cabot Industrial Trust                                                     1,500                  29,625
           CarrAmerica Realty                                                        41,600                 915,200
           Cornerstone Properties                                                    10,000                 157,500
           Developers Diversified Realty                                             16,000                 266,000
           Essex Property Trust                                                      22,800                 652,650
           General Growth Properties                                                 14,000                 484,750
           Glenborough Realty Trust                                                  15,000                 263,437
           Highwoods Properties                                                      16,300                 393,237
           Innkeepers USA Trust                                                      10,000                 116,250
           Koger Equity                                                              10,000                 152,500
           Liberty Property Trust SBI                                                32,300                 763,088
           Macerich Co                                                               10,000                 246,250
           New Plan Excel Realty Trust                                               10,000                 210,000
           PS Business Parks                                                          5,100                 115,706
           Patriot American Hospitality                                              42,431                 228,067
           Philips International Realty                                              21,200                 318,000
           Post Properties                                                           10,000                 372,500
           Prentiss Properties Trust                                                 43,200                 915,300
           Prime Group Realty Trust                                                     300                   4,406
           ProLogis Trust                                                            15,000                 317,813
           Public Storage                                                             8,400                 213,675
           Reckson Associates Realty                                                 40,000                 880,000
           Rouse Co                                                                  17,000                 401,625
           SL Green Realty                                                           42,500                 860,625
           Simon Property Group                                                       3,900                 102,619
           Smith (Charles E) Residential Realty                                      10,000                 301,250
           Spieker Properties                                                         1,200                  40,800
           Starwood Hotels & Resorts SBI                                              7,400                 185,000
           Sunstone Hotel Investors                                                     800                   6,650
           Taubman Centers                                                           30,000                 390,000
           Weeks Corp                                                                12,500                 343,750
           Weingarten Realty Investors                                                5,000                 196,875
   ==================================================================================================================
                                                                                                         13,453,491

                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------
   1.55     REAL ESTATE RELATED
            Reckson Service Industries(a)                                             4,800                  19,200
            Security Capital US Realty(a)                                            28,500                 233,700
            Vornado Operating(a)                                                        355                   2,574
   ==================================================================================================================
                                                                                                            255,474
            TOTAL COMMON STOCKS (Cost $15,574,349)                                                       14,569,831
   ==================================================================================================================
   11.57    SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
            Repurchase  Agreement with State Street dated
              1/29/1999 due 2/1/1999 at 4.670%,
              repurchased  at  $1,906,742  (Collateralized
              by US  Treasury Bonds, due 4/15/2028
              at 3.625%, value $1,947,962)
              (Cost $1,906,000)                                                  $1,906,000               1,906,000
   ==================================================================================================================
   100.00   TOTAL INVESTMENT SECURITIES AT VALUE
            (Cost $17,480,349)
            (Cost for Income Tax Purposes $18,915,055)                                                   16,475,831
   ==================================================================================================================

   S&P 500 INDEX FUND
   93.12   COMMON STOCKS
    0.88   AEROSPACE & DEFENSE
           Boeing Co                                                                  4,556          $      157,467
           General Dynamics                                                             334                  19,414
           Goodrich (B F) Co                                                             10                     340
           Lockheed Martin                                                            1,656                  58,374
           Northrop Grumman                                                              18                   1,026
           Raytheon Co Class B                                                        1,147                  64,160
           United Technologies                                                          853                 101,880
   ==================================================================================================================
                                                                                                            402,661
    0.10   AIR FREIGHT
           FDX Corp(a)                                                                  416                  33,982
           Laidlaw Inc                                                                1,146                   9,741
   ==================================================================================================================
                                                                                                             43,723
    0.19   AIRLINES
           AMR Corp(a)                                                                  420                  24,675
           Delta Air Lines                                                              298                  16,260
           Southwest Airlines                                                         1,296                  34,830
           US Airways Group(a)                                                          213                  10,597
   ==================================================================================================================
                                                                                                             86,362
    0.10   ALUMINUM
           Alcoa Inc                                                                    413                  34,537
           Reynolds Metals                                                              200                   9,775
   ==================================================================================================================
                                                                                                             44,312
    0.26   AUTO PARTS
           AutoZone Inc(a)                                                              421                  14,261
           Cooper Tire & Rubber                                                          11                     236
           Cummins Engine                                                               100                   3,800
           Dana Corp                                                                    407                  16,738
           Genuine Parts                                                                725                  23,109
           Goodyear Tire & Rubber                                                       403                  19,747
           ITT Industries                                                               317                  12,700
           Johnson Controls                                                             212                  13,661
           Pep Boys-Manny Moe & Jack                                                    100                   1,575
           TRW Inc                                                                      317                  15,236
   ==================================================================================================================
                                                                                                            121,063



                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------
    1.34   AUTOMOBILES
           Ford Motor                                                                 5,488                 337,169
           General Motors                                                             2,964                 266,019
           Navistar International(a)                                                    100                   3,406
           PACCAR Inc                                                                   200                   8,725
   ==================================================================================================================
                                                                                                            615,319
    6.18   BANKS
           BB&T Corp                                                                    980                  37,485
           Bank of New York                                                           3,394                 120,487
           Bank One                                                                   5,343                 279,840
           BankAmerica Corp                                                           7,089                 474,077
           BankBoston Corp                                                              990                  36,568
           Bankers Trust New York                                                       264                  22,968
           Chase Manhattan                                                            3,854                 296,517
           Comerica Inc                                                                 403                  25,162
           Fifth Third Bancorp                                                        1,033                  70,696
           First Union                                                                4,522                 237,970
           Firstar Corp                                                                 800                  70,550
           Fleet Financial Group                                                      2,258                 100,058
           Huntington Bancshares                                                        759                  23,624
           KeyCorp                                                                    1,788                  56,993
           Mellon Bank                                                                  967                  64,789
           Mercantile Bancorp                                                           600                  26,963
           Morgan (J P) & Co                                                            717                  75,644
           National City                                                              1,140                  81,011
           Northern Trust                                                               200                  17,313
           PNC Bank                                                                   1,200                  61,425
           Regions Financial                                                            900                  34,538
           Republic New York                                                            330                  12,086
           State Street                                                                 406                  29,029
           Summit Bancorp                                                               400                  16,325
           SunTrust Banks                                                             1,238                  87,202
           Synovus Financial                                                            986                  24,650
           US Bancorp                                                                 3,283                 110,596
           Union Planters                                                               300                  13,650
           Wachovia Corp                                                                834                  73,913
           Wells Fargo                                                                7,366                 257,350
   ==================================================================================================================
                                                                                                          2,839,479
    2.80   BEVERAGES
           Anheuser-Busch Cos                                                         1,922                 135,861
           Brown-Forman Corp Class B                                                    200                  14,437
           Coca-Cola Co                                                              11,124                 727,927
           Coca-Cola Enterprises                                                      1,800                  63,675
           Coors (Adolph) Co Class B                                                    100                   6,406
           PepsiCo Inc                                                                6,596                 257,656
           Seagram Co Ltd                                                             1,750                  82,906
   ==================================================================================================================
                                                                                                          1,288,868
    0.29   BIOTECHNOLOGY
           Amgen Inc(a)                                                               1,037                 132,542

    0.35   BROADCASTING
           CBS Corp                                                                   2,762                  93,908
           Clear Channel Communications(a)                                            1,028                  63,607
           King World Productions(a)                                                    200                   5,475
   ==================================================================================================================
                                                                                                            162,990


                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------

    0.33   BUILDING MATERIALS
           Armstrong World Industries                                                   100                   5,887
           Centex Corp                                                                  100                   4,319
           Crane Co                                                                     150                   4,078
           Lowe's Cos                                                                 1,230                  71,724
           Masco Corp                                                                 1,316                  42,523
           Owens-Corning                                                                100                   3,575
           Sherwin-Williams Co                                                          724                  18,553
   ==================================================================================================================
                                                                                                            150,659
    0.83   CABLE
           Comcast Corp Class A                                                       1,249                  84,912
           MediaOne Group(a)                                                          2,785                 156,134
           Tele-Communications Inc TCI Group Series A(a)                              2,033                 139,388
   ==================================================================================================================
                                                                                                            380,434
    1.06   CHEMICALS
           Air Products & Chemicals                                                     944                  31,742
           Dow Chemical                                                                 849                  74,765
           du Pont (E I) de Nemours                                                   5,143                 263,257
           Eastman Chemical                                                             211                   8,572
           Engelhard Corp                                                               320                   6,260
           Grace (W R) & Co(a)                                                           20                     274
           Great Lakes Chemical                                                         100                   3,788
           Hercules Inc                                                                 413                  11,125
           Morton International                                                         319                   8,254
           Nalco Chemical                                                               200                   5,500
           PPG Industries                                                               417                  22,414
           Praxair Inc                                                                  422                  13,636
           Rohm & Haas                                                                  448                  13,888
           Sigma-Aldrich Corp                                                           314                   8,949
           Union Carbide                                                                317                  12,541
   ==================================================================================================================
                                                                                                            484,965
    2.41   COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
           Advanced Micro Devices(a)                                                    320                   7,340
           Andrew Corp(a)                                                               413                   7,486
           Harris Corp                                                                   11                     413
           Lucent Technologies                                                        5,942                 668,846
           Motorola Inc                                                               2,292                 165,597
           Northern Telecom Ltd                                                       2,972                 187,608
           Scientific-Atlanta Inc                                                        11                     342
           Tellabs Inc(a)                                                               819                  70,229
   ==================================================================================================================
                                                                                                          1,107,861
   13.25   COMPUTER RELATED
           Adobe Systems                                                                 10                     477
           Apple Computer(a)                                                            318                  13,098
           Ascend Communications(a)                                                     900                  78,581
           Autodesk Inc                                                                 100                   4,419
           BMC Software(a)                                                              900                  42,019
           Cabletron Systems(a)                                                         422                   4,405
           Cisco Systems(a)                                                           7,191                 802,246
           Compaq Computer                                                            7,685                 365,998
           Computer Associates International                                          2,476                 125,347
           Compuware Corp(a)                                                            600                  39,750
           Data General(a)                                                              100                   1,956
           Dell Computer(a)                                                           5,756                 575,600
   ==================================================================================================================

                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------

           EMC Corp(a)                                                                1,926                 209,693
           Gateway 2000(a)                                                              400                  30,900
           Hewlett-Packard Co                                                         4,683                 367,030
           International Business Machines                                            4,238                 776,614
           Microsoft Corp(a)                                                         11,285               1,974,875
           Momentum Business Applications(a)                                             18                     200
           Novell Inc(a)                                                              1,349                  27,486
           Oracle Corp(a)                                                             4,444                 246,087
           Parametric Technology(a)                                                   1,036                  13,533
           PeopleSoft Inc(a)                                                            900                  17,831
           Seagate Technology(a)                                                      1,134                  46,140
           Silicon Graphics(a)                                                          726                  15,065
           Sun Microsystems(a)                                                        1,752                 195,786
           3Com Corp(a)                                                               1,648                  77,456
           Unisys Corp(a)                                                             1,025                  33,953
   ==================================================================================================================
                                                                                                          6,086,545
    0.33   CONGLOMERATES
           Fortune Brands                                                               724                  24,073
           Monsanto Co                                                                2,389                 113,627
           National Service Industries                                                  100                   3,425
           Tenneco Inc                                                                  324                  10,004
   ==================================================================================================================
                                                                                                            151,129
    0.28   CONSUMER FINANCE
           Countrywide Credit Industries                                                315                  14,962
           Household International                                                    1,852                  81,372
           SLM Holding                                                                  700                  30,844
   ==================================================================================================================
                                                                                                            127,178
    0.01   CONSUMER -- JEWELRY, NOVELTIES & GIFTS
           Jostens Inc                                                                  100                   2,331
   ==================================================================================================================
    0.11   CONTAINERS
           Ball Corp                                                                    100                   4,500
           Bemis Co                                                                     100                   3,400
           Crown Cork & Seal                                                            318                  10,077
           Owens-Illinois Inc(a)                                                        420                  12,285
           Sealed Air(a)                                                                219                  11,621
           Temple-Inland Inc                                                            100                   5,706
           Tupperware Corp                                                              100                   2,056
   ==================================================================================================================
                                                                                                             49,645
    0.01   DISTRIBUTION
           Supervalu Inc                                                                200                   5,488
   ==================================================================================================================
    1.70   ELECTRIC UTILITIES
           AES Corp(a)                                                                  400                  13,475
           Ameren Corp                                                                  314                  12,324
           American Electric Power                                                      425                  18,620
           Baltimore Gas & Electric                                                     421                  11,472
           Carolina Power & Light                                                       421                  17,524
           Central & South West                                                         630                  16,656
           CINergy Corp                                                                 422                  13,214
           Consolidated Edison                                                          954                  47,163
           DTE Energy                                                                   320                  12,960
           Dominion Resources                                                           726                  32,488
           Duke Energy                                                                1,236                  76,400
           Edison International                                                       1,353                  37,630


                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------
           Entergy Corp                                                               1,134                  33,382
           FPL Group                                                                    419                  22,993
           FirstEnergy Corp                                                             632                  19,631
           GPU Inc                                                                      317                  13,512
           Houston Industries                                                         1,040                  31,590
           New Century Energies                                                         300                  13,200
           Niagara Mohawk Power(a)                                                      520                   7,963
           Northern States Power                                                        300                   8,081
           PG&E Corp                                                                  1,761                  56,242
           PP&L Resources                                                               423                  11,289
           PacifiCorp                                                                 1,141                  23,462
           PECO Energy                                                                  931                  35,553
           Public Service Enterprise Group                                              932                  36,989
           Southern Co                                                                3,196                  86,092
           Texas Utilities                                                            1,162                  51,055
           Unicom Corp                                                                  630                  22,444
   ==================================================================================================================
                                                                                                             783,404
    3.86   ELECTRICAL EQUIPMENT
           AMP Inc                                                                      475                   24,997
           Emerson Electric                                                           1,991                  115,851
           General Electric                                                          14,849                1,557,289
           Grainger (W W) Inc                                                           426                   17,360
           Honeywell Inc                                                                284                   18,513
           Solectron Corp(a)                                                            400                   35,625
           Thomas & Betts                                                               100                    4,419
   ==================================================================================================================
                                                                                                           1,774,054
    0.03   ELECTRONICS
           EG&G Inc                                                                     100                    2,837
           Perkin-Elmer Corp                                                            100                    9,506
           Tektronix Inc                                                                100                    2,531
   ==================================================================================================================
                                                                                                              14,874
    2.84   ELECTRONICS -- SEMICONDUCTOR
           Intel Corp                                                                 7,574                1,067,461
           LSI Logic(a)                                                                 320                    8,920
           Micron Technology(a)                                                         530                   41,406
           National Semiconductor(a)                                                    423                    5,473
           Rockwell International                                                       437                   18,982
           Texas Instruments                                                          1,656                  163,737
   ==================================================================================================================
                                                                                                           1,305,979
    0.01   ENGINEERING & CONSTRUCTION
           Fluor Corp                                                                    12                      457
           Foster Wheeler                                                               100                    1,281
           McDermott International                                                      100                    2,069
   ==================================================================================================================
                                                                                                               3,807
    1.63   ENTERTAINMENT
           Disney (Walt) Co                                                           9,229                  304,557
           Time Warner                                                                5,536                  346,000
           Viacom Inc Class B(a)                                                      1,149                   97,665
   ==================================================================================================================
                                                                                                             748,222
    0.22   EQUIPMENT -- SEMICONDUCTOR
           Applied Materials(a)                                                       1,251                   79,048
           KLA-Tencor Corp(a)                                                           412                   23,793
   ==================================================================================================================
                                                                                                             102,841


                                                                              SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------
    3.40   FINANCIAL
           American Express                                                           1,905                  195,977
           Associates First Capital Class A                                           2,832                  114,873
           Capital One Financial                                                        100                   13,237
           Citigroup Inc                                                              9,353                  524,353
           Fannie Mae                                                                 4,697                  342,294
           Franklin Resources                                                         1,000                   33,500
           Freddie Mac                                                                3,056                  189,472
           MBIA Inc                                                                     212                   13,899
           MBNA Corp                                                                  3,643                  101,776
           Providian Financial                                                          319                   32,159
   ==================================================================================================================
                                                                                                           1,561,540
    1.88   FOODS
           Archer-Daniels-Midland Co                                                  2,241                   33,895
           Bestfoods Inc                                                              1,088                   54,740
           Campbell Soup                                                              1,800                   84,487
           ConAgra Inc                                                                1,866                   60,645
           General Mills                                                                404                   33,911
           Heinz (H J) Co                                                             1,241                   69,884
           Hershey Foods                                                                294                   16,538
           Kellogg Co                                                                 1,870                   76,436
           Pioneer Hi-Bred International                                                954                   27,010
           Quaker Oats                                                                  319                   17,744
           Ralston-Purina Group                                                       1,110                   30,386
           Sara Lee                                                                   4,130                  105,315
           Sysco Corp                                                                 1,324                   36,079
           Unilever NV New York Registered Shrs                                       2,520                  192,780
           Wrigley Jr                                                                   276                   25,841
   ==================================================================================================================
                                                                                                             865,691
    0.11   FOOTWEAR
           NIKE Inc Class B                                                           1,091                   49,913
           Reebok International(a)                                                      100                    1,488
   ==================================================================================================================
                                                                                                              51,401
    0.04   GAMING
           Harrah's Entertainment(a)                                                    314                    4,671
           Mirage Resorts(a)                                                            725                   10,377
           Park Place Entertainment(a)                                                  635                    4,326
   ==================================================================================================================
                                                                                                              19,374
    0.13   GOLD & PRECIOUS METALS MINING
           ASARCO Inc                                                                   100                    1,394
           Barrick Gold                                                               1,252                   23,866
           Battle Mountain Gold                                                         632                    2,330
           Freeport McMoRan Copper & Gold Class B                                       327                    3,229
           Homestake Mining                                                             920                    8,683
           Newmont Mining                                                               422                    7,464
           Placer Dome                                                                1,033                   11,557
   ==================================================================================================================
                                                                                                              58,523
    0.03   HARDWARE & TOOLS
           Snap-On Inc                                                                  100                    3,400
           Stanley Works                                                                412                   10,377
   ==================================================================================================================
                                                                                                              13,777



                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------
    9.92   HEALTH CARE DRUGS -- PHARMACEUTICALS
           Abbott Laboratories                                                        6,904                  320,605
           Allergan Inc                                                                 100                    7,687
           ALZA Corp(a)                                                                 212                   10,719
           American Home Products                                                     5,954                  349,425
           Bristol-Myers Squibb                                                       4,153                  532,363
           Cardinal Health                                                              808                   59,741
           Johnson & Johnson                                                          6,083                  517,055
           Lilly (Eli) & Co                                                           5,028                  471,061
           Longs Drug Stores                                                            100                    3,831
           Merck & Co                                                                 5,387                  790,542
           Pfizer Inc                                                                 5,849                  752,328
           Pharmacia & Upjohn                                                         1,933                  111,148
           Schering-Plough Corp                                                       6,662                  363,079
           Warner-Lambert Co                                                          3,737                  269,765
   ==================================================================================================================
                                                                                                           4,559,349
    1.26   HEALTH CARE RELATED
           Bard (C R) Inc                                                               100                    5,062
           Bausch & Lomb                                                                100                    6,137
           Baxter International                                                       1,084                   76,896
           Becton Dickinson                                                           1,134                   40,540
           Biomet Inc                                                                   316                   11,573
           Boston Scientific(a)                                                       1,356                   33,137
           Columbia/HCA Healthcare                                                    2,490                   45,131
           Guidant Corp                                                                 794                   46,796
           HCR Manor Care(a)                                                            100                    2,675
           HEALTHSOUTH Corp(a)                                                        1,655                   22,446
           Humana Inc(a)                                                                423                    7,561
           Mallinckrodt Inc                                                              10                      349
           McKesson HBOC                                                              1,087                   81,640
           Medtronic Inc                                                              1,908                  152,044
           St Jude Medical(a)                                                            13                      339
           Shared Medical Systems                                                       100                    4,700
           Tenet Healthcare(a)                                                        1,200                   24,900
           United Healthcare                                                            424                   18,974
   ==================================================================================================================
                                                                                                             580,900
    0.01   HOMEBUILDING
           Kaufman & Broad Home                                                         100                    2,819
           Pulte Corp                                                                   100                    3,019
   ==================================================================================================================
                                                                                                               5,838
    0.10   HOUSEHOLD FURNITURE & APPLIANCES
           Maytag Corp                                                                  413                   26,096
           Rubbermaid Inc                                                               421                   13,577
           Whirlpool Corp                                                               200                    8,988
   ==================================================================================================================
                                                                                                              48,661
    1.53   HOUSEHOLD PRODUCTS
           Black & Decker                                                               213                   11,289
           Clorox Co                                                                    268                   33,533
           Colgate-Palmolive Co                                                       1,194                   96,042
           Newell Co                                                                    422                   17,539
           Procter & Gamble                                                           5,982                  543,614
   ==================================================================================================================
                                                                                                             702,017



                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------
    2.67   INSURANCE
           Aetna Inc                                                                    298                   26,857
           Allstate Corp                                                              3,764                  141,385
           American General                                                             960                   68,460
           American International Group                                               5,556                  571,921
           Aon Corp                                                                     410                   20,807
           Chubb Corp                                                                   412                   24,205
           CIGNA Corp                                                                   847                   69,772
           Cincinnati Financial                                                         445                   14,657
           Conseco Inc                                                                1,241                   38,393
           Hartford Financial Services Group                                            956                   49,652
           Jefferson-Pilot Corp                                                         215                   16,286
           Lincoln National                                                             267                   22,244
           Loews Corp                                                                   276                   23,236
           MGIC Investment                                                              475                   17,397
           Progressive Corp                                                             219                   27,361
           Provident Cos                                                                300                   12,863
           SAFECO Corp                                                                  320                   12,440
           St Paul Cos                                                                  932                   27,378
           Torchmark Corp                                                               320                   10,500
           Transamerica Corp                                                            234                   13,104
           UNUM Corp                                                                    319                   19,280
   ==================================================================================================================
                                                                                                           1,228,198
    0.13   INSURANCE BROKERS
           Marsh & McLennan                                                             968                   60,863
   ==================================================================================================================
    0.95   INVESTMENT BANK/BROKER FIRM
           Bear Stearns                                                                 200                    9,425
           Lehman Brothers Holdings                                                     500                   27,344
           Merrill Lynch                                                              1,219                   92,644
           Morgan Stanley Dean Witter & Co                                            2,289                  198,714
           Schwab (Charles) Corp                                                      1,561                  109,758
   ==================================================================================================================
                                                                                                             437,885
    0.12   IRON & STEEL
           Allegheny Teledyne                                                           724                   14,661
           Bethlehem Steel(a)                                                           316                    2,725
           Nucor Corp                                                                   412                   20,188
           USX-US Steel Group                                                           412                   10,738
           Worthington Industries                                                       414                    5,744
   ==================================================================================================================
                                                                                                              54,056
    0.31   LEISURE TIME
           Brunswick Corp                                                               314                    7,752
           Carnival Corp                                                              2,700                  132,469
   ==================================================================================================================
                                                                                                             140,221
    0.07   LODGING -- HOTELS
           Hilton Hotels                                                              1,035                   14,943
           Marriott International Class A                                               468                   16,439
   ==================================================================================================================
                                                                                                              31,382



                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------
     0.42  MACHINERY
           Aeroquip-Vickers Inc                                                         100                    3,525
           Briggs & Stratton                                                            100                    5,437
           Case Corp                                                                     20                      379
           Caterpillar Inc                                                            1,244                   53,881
           Cooper Industries                                                            317                   13,136
           Danaher Corp                                                                 400                   21,400
           Deere & Co                                                                   966                   31,455
           Dover Corp                                                                 1,046                   32,491
           Harnischfeger Industries                                                     100                      844
           Ingersoll-Rand Co                                                            423                   20,093
           Milacron Inc                                                                 100          $         1,956
           NACCO Industries Class A                                                     100                    8,469
           Timken Co                                                                    100                    2,169
   ==================================================================================================================
                                                                                                             195,235
    0.01   MANUFACTURED HOUSING
           Fleetwood Enterprises                                                        100                    3,700
   ==================================================================================================================
    1.30   MANUFACTURING
           AlliedSignal Inc                                                           2,179                   84,981
           Corning Inc                                                                  952                   46,410
           Eaton Corp                                                                   211                   14,691
           FMC Corp(a)                                                                  100                    5,406
           Illinois Tool Works                                                          964                   58,141
           Millipore Corp                                                               100                    3,056
           Minnesota Mining & Manufacturing                                           1,768                  137,241
           Pall Corp                                                                    318                    7,374
           Parker-Hannifin Corp                                                         316                    9,717
           Raychem Corp                                                                  12                      302
           Textron Inc                                                                  408                   30,371
           Thermo Electron(a)                                                           421                    6,999
           Tyco International Ltd                                                     2,526                  194,660
   ==================================================================================================================
                                                                                                             599,349
    0.06   METALS MINING
           Alcan Aluminium Ltd                                                          632                   16,156
           Cyprus Amax Minerals                                                         413                    3,949
           Inco Ltd                                                                     423                    4,468
           Phelps Dodge                                                                 100                    4,344
   ==================================================================================================================
                                                                                                              28,917
    0.46   NATURAL GAS
           Coastal Corp                                                                 530                   15,801
           Columbia Energy Group                                                        150                    7,762
           Consolidated Natural Gas                                                     213                   10,930
           Eastern Enterprises                                                          100                    4,025
           Enron Corp                                                                 1,309                   86,394
           NICOR Inc                                                                    100                    3,856
           ONEOK Inc                                                                    100                    2,925
           Peoples Energy                                                               100                    3,450
           Sempra Energy                                                                918                   21,114
           Williams Cos                                                               1,710                   56,430
   ==================================================================================================================
                                                                                                             212,687


                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------
    0.69   OFFICE EQUIPMENT & SUPPLIES
           Avery Dennison                                                               314                   15,523
           Ikon Office Solutions                                                        319                    5,104
           Moore Corp Ltd                                                               412                    4,764
           Pitney-Bowes Inc                                                           1,090                   75,006
           Staples Inc(a)                                                             1,800          $        51,525
           Xerox Corp                                                                 1,314                  162,936
   ==================================================================================================================
                                                                                                             314,858
    4.81   OIL & GAS RELATED
           Amerada Hess                                                                 213                   10,118
           Anadarko Petroleum                                                           200                    5,412
           Apache Corp                                                                  313                    6,025
           Ashland Inc                                                                  200                    9,500
           Atlantic Richfield                                                         1,311                   75,219
           Baker Hughes                                                               1,294                   21,836
           Burlington Resources                                                         725                   21,931
           Chevron Corp                                                               2,531                  189,192
           Exxon Corp                                                                11,019                  776,151
           Halliburton Co                                                             1,696                   50,350
           Helmerich & Payne                                                            100                    1,756
           Kerr-McGee Corp                                                              100                    3,394
           Mobil Corp                                                                 3,515                  308,222
           Occidental Petroleum                                                       1,347                   20,289
           Oryx Energy(a)                                                               315                    3,839
           Phillips Petroleum                                                           973                   37,582
           Rowan Cos(a)                                                                 412                    3,631
           Royal Dutch Petroleum New York Registry 1.25 Gldr Shrs                     9,708                  388,927
           Schlumberger Ltd                                                           2,125                  101,203
           Sonat Inc                                                                    312                    8,034
           Sunoco Inc                                                                   200                    7,025
           Texaco Inc                                                                 2,077                   98,398
           USX-Marathon Group                                                         1,189                   27,050
           Union Pacific Resources Group                                              1,035                    8,345
           Unocal Corp                                                                  962                   27,417
   ==================================================================================================================
                                                                                                           2,210,846
     0.68  PAPER & FOREST PRODUCTS
           Boise Cascade                                                                100                    3,006
           Champion International                                                       213                    7,468
           Fort James                                                                 1,037                   37,202
           Georgia-Pacific Corp                                                         413                   26,638
           International Paper                                                        1,098                   43,440
           Kimberly-Clark Corp                                                        2,176                  108,392
           Louisiana-Pacific Corp                                                       315                    6,320
           Mead Corp                                                                    115                    3,292
           Potlatch Corp                                                                100                    3,456
           Union Camp                                                                   200                   12,338
           Westvaco Corp                                                                314                    6,928
           Weyerhaeuser Co                                                              831                   44,978
           Willamette Industries                                                        216                    7,560
   ==================================================================================================================
                                                                                                             311,018




                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------
    0.76   PERSONAL CARE
           Alberto-Culver Class B                                                        100         $         2,575
           Avon Products                                                               1,074                  39,671
           Gillette Co                                                                 5,036                 295,865
           International Flavors & Fragrances                                            215                   9,379
   ==================================================================================================================
                                                                                                             347,490
    0.19   PHOTOGRAPHY & IMAGING
           Eastman Kodak                                                               1,313                  85,837
           Polaroid Corp                                                                 100                   1,706
   ==================================================================================================================
                                                                                                              87,543
    0.28   POLLUTION CONTROL
           Browning-Ferris Industries                                                    728                  20,020
           Waste Management                                                            2,153                 107,515
   ==================================================================================================================
                                                                                                             127,535
    0.39   PUBLISHING
           American Greetings Class A                                                     10                     395
           Donnelley (R R) & Sons                                                        320                  12,060
           Dow Jones                                                                     213                   9,532
           Gannett Co                                                                  1,086                  71,472
           Harcourt General                                                              210                  10,080
           Knight-Ridder Inc                                                              12                     573
           McGraw-Hill Cos                                                               214                  23,139
           Meredith Corp                                                                 100                   3,725
           New York Times Class A                                                        526                  18,048
           Times Mirror Series A                                                         213                  11,728
           Tribune Co                                                                    317                  20,268
   ==================================================================================================================
                                                                                                             181,020
    0.42   RAILROADS
           Burlington Northern Santa Fe                                                2,109                  73,024
           CSX Corp                                                                      543                  21,856
           Norfolk Southern                                                            1,753                  48,317
           Union Pacific                                                                 962                  49,483
   ==================================================================================================================
                                                                                                             192,680
    0.60   RESTAURANTS
           Darden Restaurants                                                            321                   6,019
           McDonald's Corp                                                             3,052                 240,536
           Tricon Global Restaurants(a)                                                  421                  20,024
           Wendy's International                                                         318                   7,572
   ==================================================================================================================
                                                                                                             274,151
    5.52   RETAIL
           Albertson's Inc                                                               961                  58,621
           American Stores                                                             1,038                  37,627
           CVS Corp                                                                    1,726                  94,498
           Circuit City Stores-CarMax Group                                              214                  11,823
           Consolidated Stores(a)                                                        229         $         3,821
           Costco Cos(a)                                                                 540                  44,752
           Dayton Hudson                                                               1,686                 107,482
           Dillard's Inc Class A                                                         215                   5,335
           Dollar General                                                                775                  19,327
           Federated Department Stores(a)                                                538                  22,495
           Gap Inc                                                                     2,296                 147,375
           Great Atlantic & Pacific Tea                                                  100                   3,338
           Home Depot                                                                  6,660                 402,098
           K mart Corp(a)                                                              1,868                  32,807
           Kohl's Corp(a)                                                                300                  20,325
           Kroger Co(a)                                                                  967                  61,405
           Limited Inc                                                                   879                  29,996
           May Department Stores                                                         952                  57,477


                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------

           Meyer (Fred) Inc(a)                                                           300                  18,750
           Nordstrom Inc                                                                 400                  16,650
           Penney (J C) Co                                                               864                  33,858
           Rite Aid                                                                    1,034                  50,795
           Safeway Inc(a)                                                              1,900                 106,638
           Sears Roebuck                                                               1,757                  70,500
           TJX Cos                                                                     1,246                  36,835
           Tandy Corp                                                                    214                  11,556
           Toys "R" Us(a)                                                              1,040                  15,600
           Walgreen Co                                                                 1,923                 120,188
           Wal-Mart Stores                                                            10,180                 875,480
           Winn-Dixie Stores                                                             421                  19,234
   ==================================================================================================================
                                                                                                           2,536,686
    0.21   SAVINGS & LOAN
           Golden West Financial                                                          15                   1,408
           Washington Mutual                                                           2,261                  94,962
   ==================================================================================================================
                                                                                                              96,370
    2.09   SERVICES
           America Online(a)                                                           2,100                 368,944
           Automatic Data Processing                                                   2,384                 101,469
           Block (H & R) Inc                                                             215                   9,433
           Cendant Corp(a)                                                             3,819                  83,063
           Ceridian Corp(a)                                                              211                  16,748
           Computer Sciences(a)                                                          402                  27,562
           Dun & Bradstreet                                                              324                   9,882
           Ecolab Inc                                                                    300                  11,625
           Electronic Data Systems                                                     1,900                  99,631
           Equifax Inc                                                                   421                  16,656
           First Data                                                                  1,760                  67,430
           IMS Health                                                                  1,412         $        51,715
           Interpublic Group                                                             318                  25,162
           Omnicom Group                                                                 443                  28,352
           Paychex Inc                                                                   400                  19,475
           Ryder System                                                                  200                   4,875
           Service Corp International                                                  1,065                  16,907
   ==================================================================================================================
                                                                                                             958,929
    0.02   SPECIALTY PRINTING
           Deluxe Corp                                                                   211                   7,517
   ==================================================================================================================
    0.54   TELECOMMUNICATIONS -- CELLULAR & WIRELESS
           AirTouch Communications(a)                                                  2,231                 215,431
           NEXTEL Communications Class A(a)                                            1,000                  32,000
   ==================================================================================================================
                                                                                                             247,431
    3.56   TELECOMMUNICATIONS -- LONG DISTANCE
           AT&T Corp                                                                   8,167                 741,155
           General Instrument(a)                                                         421                  14,945
           MCI WorldCom(a)                                                             8,285                 660,729
           Sprint Corp (FON Group)                                                     1,982                 166,240
           Sprint Corp (PCS Group)(a)                                                  1,591                  50,713
   ==================================================================================================================
                                                                                                           1,633,782
    4.67   TELEPHONE
           ALLTEL Corp                                                                 1,070                  69,082
           Ameritech Corp                                                              5,019                 326,862
           Bell Atlantic                                                               7,020                 421,200
           BellSouth Corp                                                              8,902                 397,252
           Frontier Corp                                                                 423                  15,281
           GTE Corp                                                                    4,329                 292,207
           SBC Communications                                                          8,904                 480,816
           US WEST                                                                     2,343                 144,534
   ==================================================================================================================
                                                                                                           2,147,234

                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------


    0.05   TEXTILE -- APPAREL MANUFACTURING
           Fruit of the Loom Class A(a)                                                  10                     145
           Liz Claiborne                                                                200                   7,650
           Russell Corp                                                                 100                   1,969
           VF Corp                                                                      317                  13,512
   ==================================================================================================================
                                                                                                             23,276
    0.01   TEXTILE -- HOME FURNISHINGS
           Springs Industries Class A                                                   100                   4,175

    1.24   TOBACCO
           Philip Morris                                                             10,992                 516,624
           RJR Nabisco Holdings                                                       1,100                  29,700
           UST Inc                                                                      726          $       22,869
   ==================================================================================================================
                                                                                                            569,193
    0.08   TOYS
           Hasbro Inc                                                                   318                  11,826
           Mattel Inc                                                                 1,091                  24,752
   ==================================================================================================================
                                                                                                             36,578
           TOTAL COMMON STOCKS (Cost $37,345,258)                                                        42,784,611
   ==================================================================================================================
    6.88   SHORT-TERM INVESTMENTS
    0.65   US Government Obligations
           US Treasury Bills, 3/4/1999(g)
           (Cost $298,925)                                                      $   300,000          $      298,925
    6.23   Repurchase Agreements
           Repurchase  Agreement with State Street dated
              1/29/1999 due 2/1/1999 at 4.670%,
              repurchased  at  $2,864,114
              (Collateralized  by US  Treasury
              Notes, due 10/31/2000 at 5.750%, value $2,927,342)
             (Cost $2,863,000)                                                  $ 2,863,000          $    2,863,000
   ==================================================================================================================
           TOTAL SHORT-TERM INVESTMENTS (Cost $3,161,925)                                                 3,161,925
   ==================================================================================================================
   100.00  TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $40,507,183)(f)                                                                     $   45,946,536
   ==================================================================================================================
   Worldwide Capital Goods Fund
    90.55  COMMON STOCKS
    3.48   ITALY
           Telecom Italia SpA(a)                            TN                      32,000           $      299,461
    1.13   MEXICO
           Cemex SA de CV
           Participation Certificates(a)                    BD                      30,000                   72,638
           Series A Shrs(a)                                 BD                      10,000                   24,213
   ==================================================================================================================
                                                                                                             96,851
    3.60   SPAIN
           Endesa SA Sponsored ADR Representing Ord Shrs    EU                      11,000                  309,375
    3.48   SWEDEN
           Volvo AB Sponsored ADR Representing Class B
              Shrs(a)                                       AM                      11,100                  299,700


   78.86   UNITED STATES
           Alliant Techsystems(a)                           AE                       3,700                  324,675
           AlliedSignal Inc                                 MG                       8,100                  315,900
           Boeing Co                                        AE                       7,400                  255,762
           Compaq Computer                                  CO                       8,300                  395,287
           Dana Corp                                        AP                       7,300                  300,212
           Dril-Quip Inc(a)                                 OG                      10,000                  160,000
           du Pont (E I) de Nemours                         CH                       4,400                  225,225
           Emerson Electric                                 EE                       4,200                  244,388
           General Dynamics                                 AE                       5,500                  319,688
           General Electric                                 EE                       4,000                  419,500
           Ingersoll-Rand Co                                MY                       6,400                  304,000
           Lockheed Martin                                  AE                       9,000                  317,250
           Mobil Corp                                       OG                       3,400                  298,138
           Motorola Inc                                     CM                       5,400                  390,150
           Northern States Power                            EU                      13,800                  371,738
           Northrop Grumman                                 AE                       4,000                  228,000
           Owens-Illinois Inc(a)                            CT                      10,700                  312,975
           Sempra Energy                                    NG                      12,000                  276,000
           Southdown Inc                                    BD                       4,900                  272,256
           Sundstrand Corp                                  AE                       4,700                  209,150
           Textron Inc                                      MG                       3,600                  267,975
           Tyco International Ltd                           MG                       6,000                  462,375
           USX-Marathon Group                               OG                       5,000                  113,750
   ==================================================================================================================
                                                                                                          6,784,394
   ==================================================================================================================
           TOTAL COMMON STOCKS (Cost $7,259,282)                                                          7,789,781
   ==================================================================================================================
    9.45   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
    9.45   UNITED STATES
           Repurchase  Agreement with State Street dated
             1/29/1999 due 2/1/1999 at
             4.670%, repurchased at $ 813,105
             (Collateralized by US Treasury Notes,
             due 10/31/2000 at 5.750%, value $831,221)
             (Cost $813,000)                               RA                   $  813,000                 813,000
   ==================================================================================================================
   100.00  TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $8,072,282)
           (Cost for Income Tax Purposes $8,239,284)                                                 $   8,602,781
   ==================================================================================================================



                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------
   Worldwide Communications Fund
   91.65   COMMON STOCKS
    2.82   BERMUDA
           Global Crossing Ltd(a)                          TL                      229,200           $  12,118,950
    5.03   CANADA
           MetroNet Communications Class B
           Non-Voting Shrs(a)                              TN                      208,600               7,718,200
           Northern Telecom Ltd                            CM                       54,200               3,421,375
           Teleglobe Inc                                   TL                      268,000              10,452,000
   ==================================================================================================================
                                                                                                        21,591,575
    3.41   FINLAND
           Nokia Corp Sponsored ADR Representing
           Class A Shrs                                    CM                      101,700           $  14,644,800
    3.09   GERMANY
           Mannesmann AG                                   MY                       94,100              13,294,550
    3.03   ITALY
           Telecom Italia Mobile SpA                       TC                      782,700               5,324,585
           Telecom Italia SpA                              TN                      822,000               7,692,414
   ==================================================================================================================
                                                                                                        13,016,999
    6.22   UNITED KINGDOM
           COLT Telecom Group PLC Sponsored ADR
             Representing 4 Ord Shrs(a)                    TN                      195,500              16,275,375
           Vodafone Group PLC Sponsored ADR
             Representing 10 Ord Shrs                      TC                       53,600              10,465,400
   ==================================================================================================================
                                                                                                        26,740,775
   68.05   UNITED STATES
           AirTouch Communications(a)                      TC                      141,200              13,634,625
           America Online(a)                               SV                      128,400              22,558,275
           Ameritech Corp                                  TN                       79,400               5,170,925
           Ascend Communications(a)                        CO                      123,900              10,818,019
           Bell Atlantic                                   TN                       91,310               5,478,600
           BellSouth Corp                                  TN                      105,200               4,694,550
           CMGI Inc(a)                                     SV                       35,000               4,270,000
           Century Telephone Enterprises                   TN                       85,250               5,797,000
           Cisco Systems(a)                                CO                      139,275              15,537,867
           Concentric Network(a)                           CO                      135,000               5,872,500
           Covad Communications Group(a)                   TL                       39,000               2,057,250
           EMC Corp(a)                                     CO                      110,000              11,976,250
           EchoStar Communications Class A(a)              BR                      187,700              10,276,575
           GTE Corp                                        TN                       78,000               5,265,000
           Global TeleSystems Group(a)                     TL                      169,000              10,583,625
           ICG Communications(a)                           TL                      209,700               3,944,981
           IXC Communications(a)                           TL                      125,200               4,444,600
           Intermedia Communications(a)                    TN                      180,000               2,497,500
           Level 3 Communications(a)                       TL                       91,000               4,766,125
           Lucent Technologies                             CM                      105,600              11,886,600
           MCI WorldCom(a)                                 TL                      167,212              13,335,157
           Metromedia Fiber Network Class A(a)             CM                      220,000              10,078,750
           Microsoft Corp(a)                               CO                       44,000               7,700,000
           NTL Inc(a)                                      CA                       60,000               4,987,500
           NEXTLINK Communications Class A(a)              TN                      219,100               9,681,481
           Pacific Gateway Exchange(a)                     TL                      133,000           $   4,405,625
           Qwest Communications International(a)           TL                      168,500              10,099,469
           SBC Communications                              TN                      102,600               5,540,400
           Sprint Corp                                     TL                       66,900               5,611,238
           Tele-Communications Inc --
             TCI Group Series A(a)                         CA                      175,000              11,998,438

                                                                               SHARES, UNITS
   %       DESCRIPTION                                 INDUSTRY                 OR PRINCIPAL
                                                           CODE                       AMOUNT                  VALUE
   ------------------------------------------------------------------------------------------------------------------

           Teligent Inc Class A(a)                         TC                      126,150               4,415,250
           Tellabs Inc(a)                                  CM                       90,500               7,760,375
           Uniphase Corp(a)                                EL                       96,000               8,748,000
           US WEST                                         TN                       74,300               4,583,381
           Viatel Inc(a)                                   TL                      400,000               7,300,000
           Western Wireless Class A(a)                     TC                      175,000               4,593,750
           WinStar Communications(a)                       TC                      232,200               9,970,087
   ==================================================================================================================
                                                                                                       292,339,768
   ==================================================================================================================
           TOTAL COMMON STOCKS (Cost $248,512,952)                                                     393,747,417
   ==================================================================================================================
    8.35   SHORT-TERM INVESTMENTS-- REPURCHASE AGREEMENTS
    8.35   UNITED STATES
           Repurchase  Agreement with State Street
             dated  1/29/1999 due 2/1/1999 at
             4.670%,  repurchased  at  $35,879,958
             (Collateralized  by US Treasury
             Bonds, due 4/15/2028 at 3.625%,
             value $36,591,725)
             (Cost $35,866,000)                            RA                $  35,866,000              35,866,000
   ==================================================================================================================
   100.00  TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $284,378,952)
           (Cost for Income Tax Purposes $285,085,549)                       $                         429,613,417
   ==================================================================================================================
   (a)Security is non-income producing.

   (b)Securities acquired pursuant to Rule 144A. The Fund deems such such securities to be "liquid" because an institutional market exists.

   (c)Security has been designated as collateral for forward foreign currency contracts.

   (d)Security is linked to a barometer index of the Korean stock market.  The
      KOSPI 200 is an unmanaged index indicative of the overall Korean stock market.

   (e)Security is an affiliated company (See Notes).

   (f)Also represents cost for income tax purposes.

   (g)Security has been designated as collateral for future contracts.



                                                                                                    VALUE AS
                                                 ACQUISITION         ACQUISITION                        % OF
   DESCRIPTION                                       DATE(S)                COST                  NET ASSETS
   -----------------------------------------------------------------------------------------------------------
   Asian Growth Fund
   BSES Ltd Regulation S GDR Representing
      3 Ord Shrs                                     2/27/98        $    273,000                       0.67%
   Videsh Sanchar Nigam Ltd Regulation S
      GDR Representing 1/2 Ord Shr                    2/3/98             223,929                       0.74
   ===========================================================================================================
                                                                                                       1.41%
   ===========================================================================================================
   Latin American Growth Fund
   Consorcio ARA SA de CV Regulation S
      Sponsored ADR Representing 10 Shrs     1/7/97-10/17/97        $     63,175                       0.23
   Rossi Residencial SA GDR Regulation
      S Representing 5 Ord Shrs                      7/15/97             820,400                       0.32
   ===========================================================================================================
                                                                                                       0.55%
   ===========================================================================================================
                                     --------------------------------------------------------

   FOWARD FOREIGN CURRENCY CONTRACTS
   -----------------------------------------------------------------------------------------------------------
   Open at January 31, 1999:
   -----------------------------------------------------------------------------------------------------------
                                                 CURRENCY            CURRENCY                       UNREALIZED
   CURRENCY/VALUE DATE                         UNITS SOLD         VALUE (US$)                             LOSS
   -----------------------------------------------------------------------------------------------------------
   Asian Growth Fund
   Singapore Dollar 3/9/1999                   $  515,000        $    283,551                      $  (10,903)
   ===========================================================================================================

   FUTURES CONTRACTS                          ---------------------------------------------------------
   Open at January 31, 1999
   -----------------------------------------------------------------------------------------------------------
                                               NUMBER OF                FACE                           MARKET
   POSITION                                    CONTRACTS              AMOUNT                            VALUE
   -----------------------------------------------------------------------------------------------------------
   S & P 500 Index Fund
   S&P 500 Index
      (Expires March 1999)  Long                     10          $     2,500                      $  3,203,750



   SUMMARY OF INVESTMENTS BY INDUSTRY
   -----------------------------------------------------------------------------------------------------------
                                                                         % OF
                                                INDUSTRY           INVESTMENT
   INDUSTRY                                         CODE           SECURITIES                          VALUE
   -----------------------------------------------------------------------------------------------------------
   Asian Growth Fund
   Agricultural Products                              AG               0.80%                     $     195,580
   Air Freight                                        AF               0.47                            116,001
   Banks                                              BK              15.38                          3,759,258
   Broadcasting                                       BR               0.94                            229,409
   Communications-- Equipment & Manufacturing         CM               2.05                            500,812
   Conglomerates                                      CG               7.90                          1,930,748
   Distribution                                       DB               0.68                            167,155
   Electric Utilities                                 EU               8.20                          2,004,648
   Electronics                                        EL               1.51                            367,660
   Electronics-- Semiconductor                        ES               1.57                            382,553
   Engineering & Construction                         EC               1.45                            354,547
   Financial                                          FN               1.09                            266,963
   Gaming                                             GM               1.36                            331,826
   Gold & Precious Metals Mining                      GP               1.64                            401,094
   Health Care Drugs-- Pharmaceuticals                HD               0.61                            148,050
   Housewares                                         HW               1.02                            250,031
   Insurance                                          IN               3.23                            789,328
   Iron & Steel                                       IS               1.12                            273,742
   Machinery                                          MY               0.98                            240,105
   Manufacturing                                      MG               1.38                            337,859
   Metals Mining                                      MM               1.50                            365,866
   Oil & Gas Related                                  OG               0.50                            121,884
   Publishing                                         PB               2.23                            544,584
   Real Estate Related                                RL              13.64                          3,332,400
   Repurchase Agreements                              RA              14.75                          3,605,000
   Retail                                             RT               0.57                            139,665
   Services                                           SV               5.50                          1,345,193
   Telecommunications-- Long Distance                 TL               4.63                          1,131,380
   Telephone                                          TN               3.30                            805,887
   ===========================================================================================================
                                                                     100.00%                     $  24,439,228
   ===========================================================================================================
   European Small Company Fund
   Air Freight                                        AF               0.98%                     $     469,356
   Auto Parts                                         AP               1.45                            694,379
   Banks                                              BK               1.21                            582,063
   Biotechnology                                      BI               3.49                          1,671,768
   Broadcasting                                       BR               4.90                          2,346,375
   Building Materials                                 BD               0.89                            428,214
   Cable                                              CA               1.14                            544,095
   Chemicals                                          CH               1.46                            697,527
   Computer Related                                   CO              13.79                          6,604,067
   Conglomerates                                      CG               0.77                            367,285



   -----------------------------------------------------------------------------------------------------------
                                                                         % OF
                                                INDUSTRY           INVESTMENT
   INDUSTRY                                         CODE           SECURITIES                          VALUE
   -----------------------------------------------------------------------------------------------------------
   European Small Company Fund (Continued)
   Consumer-- Jewelry, Novelties & Gifts              CJ                 0.95%                   $   453,744
   Electronics                                        EL                 4.57                      2,189,936
   Engineering & Construction                         EC                 1.49                        715,576
   Entertainment                                      ET                 1.12                        535,483
   Financial                                          FN                 0.43                        204,529
   Foods                                              FD                 0.73                        352,459
   Health Care Drugs-- Pharmaceuticals                HD                 1.14                        544,364
   Health Care Related                                HC                 4.94                      2,367,393
   Homebuilding                                       HB                 1.03                        491,690
   Household Furniture & Appliances                   HF                 2.19                      1,047,522
   Housewares                                         HW                 0.42                        202,064
   Insurance                                          IN                 1.84                        881,474
   Investment Bank/Broker Firm                        IV                 0.92                        442,480
   Leisure Time                                       LT                 1.65                        790,298
   Lodging-- Hotels                                   LH                 4.43                      2,122,118
   Machinery                                          MY                 2.35                      1,125,827
   Manufacturing                                      MG                 0.97                        464,120
   Oil & Gas Related                                  OG                 0.22                        105,139
   Photography & Imaging                              PI                 1.14                        545,745
   Pollution Control                                  PC                 1.18                        564,998
   Publishing                                         PB                 0.31                        150,669
   Real Estate Investment Trust                       RE                 2.25                      1,076,772
   Repurchase Agreements                              RA                 9.39                      4,496,000
   Restaurants                                        RS                 2.85                      1,363,034
   Retail                                             RT                 1.61                        769,709
   Services                                           SV                14.11                      6,755,670
   Telecommunications-- Cellular & Wireless           TC                 2.04                        976,702
   Telecommunications-- Long Distance                 TL                 1.36                        651,299
   Textile-- Apparel Manufacturing                    TA                 1.18                        564,181
   Toys                                               TY                 1.11                        530,622
   ===========================================================================================================
                                                                       100.00%                   $47,886,746
   ===========================================================================================================
   Latin American Growth Fund
   Banks                                              BK                 8.46%                   $ 1,099,015
   Beverages                                          BV                 9.75                      1,267,499
   Broadcasting                                       BR                 3.84                        499,213
   Building Materials                                 BD                 0.67                         87,415
   Chemicals                                          CH                 6.20                        805,704
   Conglomerates                                      CG                 3.29                        428,150
   Electric Utilities                                 EU                18.08                      2,350,566
   Financial                                          FN                 3.81                        495,049
   Foods                                              FD                 1.72                        224,000
   Homebuilding                                       HB                 5.57                        723,377
   Iron & Steel                                       IS                 3.31                        430,463
   Machinery                                          MY                 3.47                        451,026
   Oil & Gas Related                                  OG                 4.14                        538,689
   Real Estate Investment Trust                       RE                 2.88                        374,554




   -----------------------------------------------------------------------------------------------------------
                                                                         % OF
                                                INDUSTRY           INVESTMENT
   INDUSTRY                                         CODE           SECURITIES                          VALUE
   -----------------------------------------------------------------------------------------------------------
   Latin American Growth Fund (Continued)
   Retail                                             RT                2.55%                    $   331,016
   Telecommunications-- Long Distance                 TL                8.58                       1,114,610
   Telephone                                          TN               10.43                       1,355,691
   Textile-- Apparel Manufacturing                    TA                3.25                         422,330
   ===========================================================================================================
                                                                      100.00%                   $ 12,998,367
   Worldwide Capital Goods Fund
   Aerospace & Defense                                AE               19.23%                   $  1,654,525
   Auto Parts                                         AP                3.49                         300,212
   Automobiles                                        AM                3.48                         299,700
   Building Materials                                 BD                4.29                         369,107
   Chemicals                                          CH                2.62                         225,225
   Communications-- Equipment & Manufacturing         CM                4.54                         390,150
   Computer Related                                   CO                4.59                         395,287
   Containers                                         CT                3.64                         312,975
   Electric Utilities                                 EU                7.92                         681,113
   Electrical Equipment                               EE                7.72                         663,888
   Machinery                                          MY                3.53                         304,000
   Manufacturing                                      MG               12.16                       1,046,250
   Natural Gas                                        NG                3.21                         276,000
   Oil & Gas Related                                  OG                6.65                         571,888
   Repurchase Agreements                              RA                9.45                         813,000
   Telephone                                          TN                3.48                         299,461
   ===========================================================================================================
                                                                      100.00%                    $ 8,602,781
   Worldwide Communications Fund
   Broadcasting                                       BR                2.39%                    $10,276,575
   Cable                                              CA                3.95                      16,985,938
   Communications-- Equipment & Manufacturing         CM               11.12                      47,791,900
   Computer Related                                   CO               12.08                      51,904,636
   Electronics                                        EL                2.04                       8,748,000
   Machinery                                          MY                3.10                      13,294,550
   Repurchase Agreements                              RA                8.35                      35,866,000
   Services                                           SV                6.25                      26,828,275
   Telecommunications-- Cellular & Wireless           TC               11.27                      48,403,697
   Telecommunications-- Long Distance                 TL               20.74                      89,119,020
   Telephone                                          TN               18.71                      80,394,826
   ===========================================================================================================
                                                                      100.00%                   $429,613,417


   STATEMENT OF ASSETS AND LIABILITIES
   -----------------------------------------------------------------------------------------------------------
   INVESCO Specialty Funds, Inc.
   January 31, 1999
   UNAUDITED
                                                                       ASIAN                       EUROPEAN
                                                                      GROWTH                  SMALL COMPANY
                                                                        FUND                           FUND
   -----------------------------------------------------------------------------------------------------------

   ASSETS
   Investment Securities:
     At Cost(a)                                                $  25,943,043                  $  46,216,757
   ===========================================================================================================
     At Value(a)                                               $  24,439,228                  $  47,886,746
   Cash                                                                    0                          9,094
   Foreign Currency (Cost $0 and $531,748, respectively)                   0                        531,747
   Receivables:
     Investment Securities Sold                                      920,960                      2,303,841
     Fund Shares Sold                                                 48,150                      2,601,323
     Dividends and Interest                                           12,943                        104,326
   Appreciation on Forward Foreign Currency Contracts                      0                          4,390
   Prepaid Expenses and Other Assets                                  80,977                         88,882
   ===========================================================================================================
   TOTAL ASSETS                                                   25,502,258                     53,530,349
   ===========================================================================================================
   LIABILITIES
   Payables:
     Custodian                                                       232,598                              0
     Investment Securities Purchased                                 917,884                        528,498
     Fund Shares Repurchased                                          94,702                      1,266,583
   Depreciation on Forward Foreign Currency Contracts                  7,010                              0
   Accrued Distribution Expenses                                       4,885                          9,895
   Accrued Expenses and Other Payables                                25,793                         38,736
   ===========================================================================================================
   TOTAL LIABILITIES                                               1,282,872                      1,843,712
   ===========================================================================================================
   Net Assets at Value                                         $  24,219,386                  $  51,686,637
   ===========================================================================================================
   NET ASSETS
   Paid-in Capital(b)                                          $  37,681,725                  $  53,868,375
   Accumulated Undistributed Net Investment Income (Loss)            105,681                      (327,665)
   Accumulated Undistributed Net Realized Loss on
     Investment Securities and Foreign Currency Transactions     (12,056,945)                   (3,523,146)
   Net Appreciation (Depreciation) of Investment Securities
     and Foreign Currency Transactions                            (1,511,075)                    1,669,073
   ===========================================================================================================
   Net Assets at Value                                         $  24,219,386                  $ 51,686,637
   ===========================================================================================================
   Shares Outstanding                                              6,210,546                     4,708,238
   Net Asset Value, Offering and Redemption
     Price per Share                                           $        3.90                  $      10.98
   ===========================================================================================================

   (a)Investment securities at cost and value at January 31, 1999 include repurchase agreements of $3,605,000 and $4,496,000 for Asian Growth and European Small Company Funds, respectively.

   (b)The Fund has 800 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund and/or class.

   See Notes to Financial Statements













   STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
   -----------------------------------------------------------------------------------------------------------
   INVESCO Specialty Funds, Inc
   January 31, 1999
   UNAUDITED


                                                              LATIN AMERICAN
                                                                      GROWTH                         REALTY
                                                                        FUND                           FUND
   -----------------------------------------------------------------------------------------------------------
   ASSETS
   Investment Securities:
     At Cost(a)                                                $  28,769,250                  $  17,480,349
   ===========================================================================================================
     At Value(a)                                               $  12,998,367                  $  16,475,831
   Cash                                                              133,214                              0
   Receivables:
     Investment Securities Sold                                      906,832                        812,776
     Fund Shares Sold                                                 54,252                         18,503
     Dividends and Interest                                           76,291                        105,800
   Prepaid Expenses and Other Assets                                 179,396                        187,646
   ===========================================================================================================
   TOTAL ASSETS                                                   14,348,352                     17,600,556
   ===========================================================================================================
   LIABILITIES
   Payables:
     Custodian                                                             0                           777
     Distributions to Shareholders                                         0                         9,781
     Investment Securities Purchased                                 351,865                             0
     Fund Shares Repurchased                                          43,500                       274,717
   Depreciation on Forward Foreign Currency Contracts                    711                             0
   Accrued Distribution Expenses                                       3,044                         3,694
   Accrued Expenses and Other Payables                                29,559                        14,175
   ==========================================================================================================
   TOTAL LIABILITIES                                                 428,679                       303,144
   ==========================================================================================================
   Net Assets at Value                                         $  13,919,673                  $ 17,297,412
   ==========================================================================================================
   NET ASSETS
   Paid-in Capital(b)                                          $  41,931,387                  $ 25,290,339
   Accumulated Undistributed (Distributions in Excess of)
     Net Investment Income                                           (28,152)                      (10,398)
   Accumulated Undistributed Net Realized Loss on
     Investment Securities and Foreign Currency Transactions     (12,181,340)                   (6,978,011)
   Net Depreciation of Investment Securities
     and Foreign Currency Transactions                           (15,802,222)                   (1,004,518)
   ==========================================================================================================
   Net Assets at Value                                         $  13,919,673                  $ 17,297,412
   ==========================================================================================================
   Shares Outstanding                                              2,406,959                     2,504,490
   Net Asset Value, Offering and Redemption
     Price per Share                                           $        5.78                  $       6.91
   ===========================================================================================================

   (a)Investment securities at cost and value at January 31, 1999 include a repurchase agreement of $1,906,000 for Realty Fund.

   (b)The Fund has 800 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund and/or class.

   See Notes to Financial Statements




   STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
   -----------------------------------------------------------------------------------------------------------
   INVESCO Specialty Funds, Inc.
   January 31, 1999
   UNAUDITED
                                                                   WORLDWIDE                      WORLDWIDE
                                                               CAPITAL GOODS                 COMMUNICATIONS
                                                                        FUND                           FUND
   -----------------------------------------------------------------------------------------------------------
   ASSETS
   Investment Securities:
     At Cost(a)                                                $   8,072,282                  $ 284,378,952
   ===========================================================================================================
     At Value(a)                                               $   8,602,781                  $ 429,613,417
   Cash                                                                2,536                              0
   Receivables:
     Investment Securities Sold                                            0                      1,264,958
     Fund Shares Sold                                                  8,824                      8,213,450
     Dividends and Interest                                            2,220                        193,064
   Prepaid Expenses and Other Assets                                  66,339                         63,201
   ===========================================================================================================
   TOTAL ASSETS                                                    8,682,700                    439,348,090
   ===========================================================================================================
   LIABILITIES
   Payables:
     Custodian                                                             0                         20,633
     Investment Securities Purchased                                 240,965                      6,561,126
     Fund Shares Repurchased                                          37,148                      2,312,219
   Accrued Distribution Expenses                                       1,655                         70,544
   Accrued Expenses and Other Payables                                22,131                         31,506
   ===========================================================================================================
   TOTAL LIABILITIES                                                 301,899                      8,996,028
   ===========================================================================================================
   Net Assets at Value                                         $   8,380,801                  $ 430,352,062
   ===========================================================================================================
   NET ASSETS
   Paid-in Capital(b)                                          $   8,614,251                  $ 311,285,662
   Accumulated Undistributed Net Investment Loss                     (26,152)                      (998,844)
   Accumulated Undistributed Net Realized Loss on
     Investment Securities and Foreign Currency Transactions        (737,797)                   (25,169,169)
   Net Appreciation of Investment Securities
     and Foreign Currency Transactions                               530,499                    145,234,413
   ===========================================================================================================
   Net Assets at Value                                         $   8,380,801                  $ 430,352,062
   ===========================================================================================================
   Shares Outstanding                                                808,096                     17,802,621
   Net Asset Value, Offering and Redemption
     Price per Share                                           $       10.37                  $       24.17
   ===========================================================================================================

   (a)Investment securities at cost and value at January 31, 1999 include repurchase agreements of $813,000 and $35,866,000 for Worldwide Capital
      Goods and Worldwide Communciations Funds, respectively.

   (b)The Fund has 800 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund and/or class.

   See Notes to Financial Statements


   STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
   -----------------------------------------------------------------------------------------------------------
   INVESCO Specialty Funds, Inc.
   January 31, 1999
   UNAUDITED
                                                                                                      S & P
                                                                                                  500 INDEX
                                                                                                       FUND
   -----------------------------------------------------------------------------------------------------------
   ASSETS
   Investment Securities:
     At Cost(a)                                                                               $  40,507,183
     At Value(a)                                                                              $  45,946,536
   Cash                                                                                              49,532
   Receivables:
     Fund Shares Sold                                                                             1,139,454
     Dividends and Interest                                                                          34,334
     Variation Margin on Futures Contracts                                                           38,447
   Prepaid Expenses and Other Assets                                                                106,838
   ===========================================================================================================
   TOTAL ASSETS                                                                                  47,315,141
   ===========================================================================================================
   LIABILITIES
   Payables:
     Distributions to Shareholders                                                                    1,341
     Fund Shares Repurchased                                                                        151,395
   Accrued Distribution Expenses - Class II                                                           7,333
   Accrued Expenses and Other Payables                                                               14,583
   ===========================================================================================================
   TOTAL LIABILITIES                                                                                174,652
   ===========================================================================================================
   Net Assets at Value                                                                        $  47,140,489
   ===========================================================================================================
   NET ASSETS
   Paid-in Capital(b)                                                                         $  41,401,489
   Accumulated Undistributed Net Investment Income                                                      943
   Accumulated Undistributed Net Realized Gain on Investment
     Securities, Foreign Currency Transactions and Futures Contracts
     261,294
   Net Appreciation of Investment Securities, Foreign Currency
     Transactions and Futures Contracts                                                           5,476,763
   ===========================================================================================================
   Net Assets at Value, Applicable to Shares Outstanding                                     $   47,140,489
   ===========================================================================================================
   Net Assets At Value:
     Class I                                                                                 $    3,651,301
   ===========================================================================================================
     Class II                                                                                $   43,489,188
   Shares Outstanding
     Class I                                                                                        265,157
     Class II                                                                                     3,124,290
   Net Asset Value, Offering and Redemption Price per Share
     Class I                                                                                 $        13.77
     Class II                                                                                $        13.92
   ===========================================================================================================

   (a)Investment securities at cost and value at January 31, 1999 include a repurchase agreement of $2,863,000.

   (b)The Fund has 800 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund and/or class.

   See Notes to Financial Statements





   STATEMENT OF OPERATIONS
   -----------------------------------------------------------------------------------------------------------
   INVESCO Specialty Funds, Inc.
   Six Months Ended January 31, 1999
   UNAUDITED

                                                                       ASIAN                       EUROPEAN
                                                                      GROWTH                  SMALL COMPANY
                                                                        FUND                           FUND
   -----------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME
   INCOME
   Dividends                                                   $     132,182                  $     215,501
   Interest                                                           99,605                         54,271
     Foreign Taxes Withheld                                          (10,659)                       (30,758)
   ===========================================================================================================
   TOTAL INCOME                                                      221,128                        239,014
   ===========================================================================================================
   EXPENSES
   Investment Advisory Fees                                           69,997                        208,535
   Distribution Expenses                                              23,332                         69,511
   Transfer Agent Fees                                                82,893                        184,948
   Administrative Fees                                                 6,400                          9,171
   Custodian Fees and Expenses                                        24,376                         49,541
   Directors' Fees and Expenses                                        4,596                          5,957
   Professional Fees and Expenses                                     13,382                         13,721
   Registration Fees and Expenses                                     14,678                         18,199
   Reports to Shareholders                                            20,326                         40,314
   Other Expenses                                                      1,771                         32,572
   ===========================================================================================================
     TOTAL EXPENSES                                                  261,751                        632,469
     Fees and Expenses Absorbed by Investment Adviser                (66,569)                       (63,537)
     Fees and Expenses Paid Indirectly                                (8,947)                       (16,118)
   ===========================================================================================================
     NET EXPENSES                                                    186,235                        552,814
   ===========================================================================================================
   NET INVESTMENT INCOME (LOSS)                                       34,893                       (313,800)
   ===========================================================================================================
   REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENT SECURITIES Net Realized Gain (Loss) on:
     Investment Securities                                        (2,906,054)                    (4,229,586)
     Foreign Currency Transactions                                  (356,811)                       828,136
   ===========================================================================================================
       Total Net Realized Loss                                    (3,262,865)                    (3,401,450)
   ===========================================================================================================
    Change in Net Appreciation (Depreciation) of:
     Investment Securities                                         5,373,771                     (5,482,780)
     Foreign Currency Transactions                                   339,399                        541,141
   ===========================================================================================================
    Total Net Appreciation (Depreciation)                          5,713,170                     (4,941,639)
   ===========================================================================================================
   NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
     FOREIGN CURRENCY TRANSACTIONS                                 2,450,305                     (8,343,089)
   ===========================================================================================================
   Net Increase (Decrease) in Net Assets
     from Operations                                           $   2,485,198                  $  (8,656,889)


   See Notes to Financial Statements





   STATEMENT OF OPERATIONS (CONTINUED)
   -----------------------------------------------------------------------------------------------------------
   INVESCO Specialty Funds, Inc.
   Six Months Ended January 31, 1999
   UNAUDITED


                                                              LATIN AMERICAN
                                                                      GROWTH                         REALTY
                                                                        FUND                           FUND
   -----------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME
   INCOME
   Dividends                                                   $     251,693                  $     641,991
   Interest                                                           19,202                         57,788
     Foreign Taxes Withheld                                          (34,691)                             0
   ===========================================================================================================
     TOTAL INCOME                                                    236,204                        699,779
   ===========================================================================================================
   EXPENSES
   Investment Advisory Fees                                           82,953                         79,228
   Distribution Expenses                                              27,651                         26,409
   Transfer Agent Fees                                               167,119                        114,661
   Administrative Fees                                                 6,659                          6,585
   Custodian Fees and Expenses                                        30,790                          8,758
   Directors' Fees and Expenses                                        5,669                          5,088
   Professional Fees and Expenses                                     12,825                          9,733
   Registration Fees and Expenses                                     19,806                         17,021
   Reports to Shareholders                                            34,351                         24,208
   Other Expenses                                                      8,777                            869
   ===========================================================================================================
     TOTAL EXPENSES                                                  396,600                        292,560
     Fees and Expenses Absorbed by Investment Adviser               (161,081)                      (146,890)
     Fees and Expenses Paid Indirectly                               (13,799)                        (3,485)
   ===========================================================================================================
        NET EXPENSES                                                 221,720                        142,185
   ===========================================================================================================
   NET INVESTMENT INCOME                                              14,484                        557,594
   ===========================================================================================================
   REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENT SECURITIES Net Realized Gain (Loss) on:
     Investment Securities                                        (6,593,508)                    (6,622,105)
     Foreign Currency Transactions                                (1,212,867)                         7,103
   ===========================================================================================================
        Total Net Realized Loss                                   (7,806,375)                    (6,615,002)
   ===========================================================================================================
   Change in Net Appreciation (Depreciation) of:
     Investment Securities                                        (1,894,877)                     3,035,350
     Foreign Currency Transactions                                (5,718,103)                        27,708
   ===========================================================================================================
        Total Net Appreciation (Depreciation)                     (7,612,980)                     3,063,058
   ===========================================================================================================
   NET LOSS ON INVESTMENT SECURITIES AND
     FOREIGN CURRENCY TRANSACTIONS                               (15,419,355)                    (3,551,944)
   ===========================================================================================================
   Net Decrease in Net Assets from Operations                  $ (15,404,871)                 $  (2,994,350)
   ===========================================================================================================

   See Notes to Financial Statements



   STATEMENT OF OPERATIONS (CONTINUED)
   -----------------------------------------------------------------------------------------------------------
   INVESCO Specialty Funds, Inc.
   Six Months Ended January 31, 1999
   UNAUDITED

                                                                   WORLDWIDE                      WORLDWIDE
                                                               CAPITAL GOODS                 COMMUNICATIONS
                                                                        FUND                           FUND
   -----------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME
   INCOME
   Dividends                                                   $     58,066                   $     465,030
   Interest                                                          15,825                         355,192
     Foreign Taxes Withheld                                            (370)                         (4,330)
   ===========================================================================================================
     TOTAL INCOME                                                    73,521                         815,892
   ===========================================================================================================
   EXPENSES
   Investment Advisory Fees                                          32,920                         852,635
   Distribution Expenses                                             12,662                         327,937
   Transfer Agent Fees                                               51,036                         447,221
   Administrative Fees                                                5,760                          24,676
   Custodian Fees and Expenses                                        3,858                          21,776
   Directors' Fees and Expenses                                       4,628                           9,382
   Professional Fees and Expenses                                    12,521                          17,969
   Registration Fees and Expenses                                    18,023                          42,076
   Reports to Shareholders                                           10,484                          71,264
   Other Expenses                                                       634                           9,356
   ===========================================================================================================
     TOTAL EXPENSES                                                 152,526                       1,824,292
     Fees and Expenses Absorbed by Investment Adviser               (49,258)                              0
     Fees and Expenses Paid Indirectly                               (1,742)                        (12,761)
   ===========================================================================================================
     NET EXPENSES                                                   101,526                       1,811,531
   ===========================================================================================================
   NET INVESTMENT LOSS                                              (28,005)                       (995,639)
   ===========================================================================================================
   REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENT SECURITIES
   Net Realized Gain (Loss) on:
     Investment Securities                                         (648,217)                    (24,940,546)
     Foreign Currency Transactions                                    4,034                         (60,859)
   ===========================================================================================================
      Total Net Realized Loss                                      (644,183)                    (25,001,405)
   ===========================================================================================================
   Change in Net Appreciation (Depreciation) of:
     Investment Securities                                           19,870                     102,731,427
     Foreign Currency Transactions                                  (11,855)                         87,784
   ===========================================================================================================
       Total Net Appreciation                                         8,015                     102,819,211
   ===========================================================================================================
   NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
     FOREIGN CURRENCY TRANSACTIONS                                 (636,168)                     77,817,806
   ===========================================================================================================
   Net Increase (Decrease) in Net Assets
     from Operations                                           $   (664,173)                  $  76,822,167
   ===========================================================================================================

   See Notes to Financial Statements



   STATEMENT OF OPERATIONS (CONTINUED)
   -----------------------------------------------------------------------------------------------------------
   INVESCO Specialty Funds, Inc.
   Six Months Ended January 31, 1999
   UNAUDITED

                                                                                                      S & P
                                                                                                  500 INDEX
                                                                                                       FUND
   -----------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME
   INCOME
   Dividends                                                                                  $     167,786
   Interest                                                                                          75,357
     Foreign Taxes Withheld                                                                            (791)
   ===========================================================================================================
   TOTAL INCOME                                                                                     242,352
   ===========================================================================================================
   EXPENSES
   Investment Advisory Fees                                                                          34,173
   Distribution Expenses - Class II                                                                  30,300
   Transfer Agent Fees                                                                               25,161
   Administrative Fees                                                                                7,050
   Custodian Fees and Expenses                                                                        8,939
   Directors' Fees and Expenses                                                                       4,582
   Professional Fees and Expenses                                                                     7,928
   Registration Fees and Expenses
     Class I                                                                                         15,058
     Class II                                                                                        18,820
   Reports to Shareholders                                                                            4,704
   Other Expenses                                                                                       856
   ===========================================================================================================
     TOTAL EXPENSES                                                                                 157,571
     Fees and Expenses Absorbed by Investment Adviser                                               (81,769)
     Fees and Expenses Paid Indirectly                                                               (4,124)
   ===========================================================================================================
        NET EXPENSES                                                                                 71,678
   ===========================================================================================================
   NET INVESTMENT INCOME                                                                            170,674
   ===========================================================================================================
   REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENT SECURITIES
   Net Realized Gain on:
     Investment Securities and Foreign Currency Transactions                                         27,957
     Futures Contracts                                                                              216,104
   ===========================================================================================================
        Total Net Realized Gain                                                                     244,061
   ===========================================================================================================
   Change in Net Appreciation of:
     Investment Securities and Foreign Currency Transactions                                      4,713,754
     Futures Contracts                                                                               55,214
   ===========================================================================================================
        Total Net Appreciation                                                                    4,768,968
   ===========================================================================================================
   NET GAIN ON INVESTMENT SECURITIES, FOREIGN CURRENCY
     TRANSACTIONS AND FUTURES CONTRACTS                                                           5,013,029
   ===========================================================================================================
   Net Increase in Net Assets from Operations                                                 $   5,183,703
   ===========================================================================================================

   See Notes to Financial Statements



   STATEMENT OF CHANGES IN NET ASSETS
   -----------------------------------------------------------------------------------------------------------
   Asian Growth Fund


                                                                  SIX MONTHS                           YEAR
                                                                       ENDED                          ENDED
                                                                  JANUARY 31                        JULY 31
   -----------------------------------------------------------------------------------------------------------
                                                                        1999                           1998
                                                                   UNAUDITED
   -----------------------------------------------------------------------------------------------------------
   OPERATIONS
   Net Investment Income                                       $      34,893                  $      78,102
   Net Realized Loss on Investment Securities
    and Foreign Currency Transactions                             (3,262,865)                    (8,606,011)
   Change in Net Appreciation (Depreciation) of Investment
    Securities and Foreign Currency Transactions                   5,713,170                     (8,109,793)
   ===========================================================================================================
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                                2,485,198                    (16,637,702)
   ===========================================================================================================
   DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income                                                   0                        (76,039)
   In Excess of Net Realized Gain on Investment Securities
    and Foreign Currency Transactions                                      0                     (2,740,227)
   ===========================================================================================================
   TOTAL DISTRIBUTIONS                                                     0                     (2,816,266)
   ===========================================================================================================
   FUND SHARE TRANSACTIONS
   Proceeds from Sales of Shares                                  23,377,798                     39,750,220
   Reinvestment of Distributions                                           0                      2,758,516
   ===========================================================================================================
                                                                  23,377,798                     42,508,736
   ===========================================================================================================
   Amounts Paid for Repurchases of Shares                        (13,846,173)                   (43,821,535)
   ===========================================================================================================
   NET INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                                        9,531,625                     (1,312,799)
   ===========================================================================================================
   Total Increase (Decrease) in Net Assets                        12,016,823                    (20,766,767)
   NET ASSETS
   Beginning of Period                                            12,202,563                     32,969,330
   ===========================================================================================================
   End of Period (Including Accumulated Undistributed Net
    Investment Income of $105,681 and $70,788, respectively)   $  24,219,386                  $  12,202,563
   ===========================================================================================================
   FUND SHARE TRANSACTIONS
   Shares Sold                                                     6,266,368                      7,741,648
   Shares Issued from Reinvestment of Distributions                        0                        567,644
   ===========================================================================================================
                                                                   6,266,368                      8,309,292

   Shares Repurchased                                             (3,677,968)                    (7,590,758)
   ===========================================================================================================
   Net Increase in Fund Shares                                     2,588,400                        718,534
   ===========================================================================================================

   See Notes to Financial Statements







   STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
   -----------------------------------------------------------------------------------------------------------
   European Small Company Fund

                                                                  SIX MONTHS                           YEAR
                                                                       ENDED                          ENDED
                                                                  JANUARY 31                        JULY 31
   -----------------------------------------------------------------------------------------------------------
                                                                        1999                           1998
                                                                   UNAUDITED
   OPERATIONS
   Net Investment Loss                                         $   (313,800)                  $    (318,691)
   Net Realized Gain (Loss) on Investment Securities
    and Foreign Currency Transactions                            (3,401,450)                     11,536,000
   Change in Net Appreciation (Depreciation) of Investment
    Securities and Foreign Currency Transactions                 (4,941,639)                      1,682,817
   ===========================================================================================================
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                              (8,656,889)                     12,900,126
   ===========================================================================================================
   DISTRIBUTIONS TO SHAREHOLDERS
   Net Realized Gain on Investment Securities and
    Foreign Currency Transactions                                (8,496,798)                    (11,445,624)
   ===========================================================================================================
   FUND SHARE TRANSACTIONS
   Proceeds from Sales of Shares                                163,410,035                     300,560,139
   Reinvestment of Distributions                                  8,070,960                      10,350,638
   ===========================================================================================================
                                                                171,480,995                     310,910,777
   Amounts Paid for Repurchases of Shares                      (174,172,985)                   (315,889,901)
   ===========================================================================================================
   NET DECREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                                      (2,691,990)                     (4,979,124)
   ===========================================================================================================
   Total Decrease in Net Assets                                 (19,845,677)                     (3,524,622)
   NET ASSETS
   Beginning of Period                                           71,532,314                      75,056,936
   ===========================================================================================================
   End of Period (Including Accumulated Undistributed Net
    Investment Loss of ($327,664) and ($13,865, respectively)  $ 51,686,637                   $  71,532,314
   ===========================================================================================================
                             -----------------------------------------------------------

   FUND SHARE TRANSACTIONS
   Shares Sold                                                   13,491,121                      19,832,249
   Shares Issued from Reinvestment of Distributions                 770,865                         872,000
   ===========================================================================================================
                                                                 14,261,986                      20,704,249
   Shares Repurchased                                           (14,121,190)                    (20,745,409)
   ===========================================================================================================
   Net Increase (Decrease) in Fund Shares                           140,796                         (41,160)
   ===========================================================================================================

   See Notes to Financial Statements









   STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
   -----------------------------------------------------------------------------------------------------------
   Latin American Growth Fund

                                                                  SIX MONTHS                           YEAR
                                                                       ENDED                          ENDED
                                                                  JANUARY 31                        JULY 31
   -----------------------------------------------------------------------------------------------------------
                                                                        1999                           1998
                                                                   UNAUDITED
   OPERATIONS
   Net Investment Income (Loss)                                $      14,484                  $      (2,871)
   Net Realized Loss on Investment Securities
     and Foreign Currency Transactions                            (7,806,375)                    (1,133,650)
   Change in Net Depreciation of Investment Securities
    and Foreign Currency Transactions                             (7,612,980)                   (28,995,772)
   ===========================================================================================================
   NET DECREASE IN NET ASSETS FROM OPERATIONS                    (15,404,871)                   (30,132,293)
   ===========================================================================================================
   DISTRIBUTIONS TO SHAREHOLDERS
   In Excess of Net Investment Income                                      0                         (1,644)
   Net Realized Gain on Investment Securities and
     Foreign Currency Transactions                                  (324,756)                    (5,377,132)
   In Excess of Net Realized Gain on Investment Securities
     and Foreign Currency Transactions                                     0                     (3,968,378)
   ===========================================================================================================
   TOTAL DISTRIBUTIONS                                              (324,756)                    (9,347,154)
   ===========================================================================================================
   FUND SHARE TRANSACTIONS
   Proceeds from Sales of Shares                                  14,738,734                     41,383,944
   Reinvestment of Distributions                                     318,416                      9,253,953
   ===========================================================================================================
                                                                  15,057,150                     50,637,897
   Amounts Paid for Repurchases of Shares                        (20,133,145)                  (106,705,315)
   ===========================================================================================================
   NET DECREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                                       (5,075,995)                   (56,067,418)
   ===========================================================================================================
   Total Decrease in Net Assets                                  (20,805,622)                   (95,546,865)
   ===========================================================================================================
   NET ASSETS
   Beginning of Period                                            34,725,295                    130,272,160
   ===========================================================================================================
   End of Period (Including Distributions in Excess of Net
     Investment Income of ($28,152) and ($42,636),
     respectively)                                             $  13,919,673                  $  34,725,295
   ===========================================================================================================
                                 ----------------------------------------------------------

   FUND SHARE TRANSACTIONS
   Shares Sold                                                     2,071,931                      2,743,691
   Shares Issued from Reinvestment of Distributions                   42,439                        725,787
   ===========================================================================================================
                                                                   2,114,370                      3,469,478
   Shares Repurchased                                             (2,812,606)                    (7,456,925)
   ===========================================================================================================
   Net Decrease in Fund Shares                                      (698,236)                    (3,987,447)
   ===========================================================================================================

   See Notes to Financial Statements




   STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
   ----------------------------------------------------------------------------------------------------------
   Realty Fund


                                                                  SIX MONTHS                           YEAR
                                                                       ENDED                          ENDED
                                                                  JANUARY 31                        JULY 31
   -----------------------------------------------------------------------------------------------------------
                                                                        1999                           1998
                                                                   UNAUDITED
   OPERATIONS
   Net Investment Income                                       $     557,594                  $   1,293,905
   Net Realized Gain (Loss) on Investment Securities
    and Foreign Currency Transactions                             (6,615,002)                     4,205,231
   Change in Net Appreciation (Depreciation) of Investment
    Securities and Foreign Currency Transactions                   3,063,058                     (6,267,343)
   ===========================================================================================================
   NET DECREASE IN NET ASSETS FROM OPERATIONS                     (2,994,350)                      (768,207)
   ===========================================================================================================
   DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income                                            (578,176)                    (1,231,251)
   Net Realized Gain on Investment Securities
    and Foreign Currency Transactions                             (1,731,961)                    (2,808,471)
   ===========================================================================================================
   TOTAL DISTRIBUTIONS                                            (2,310,137)                    (4,039,722)
   ===========================================================================================================
                                         ----------------------------------------------------
   FUND SHARE TRANSACTIONS
   Proceeds from Sales of Shares                                  53,881,614                    125,593,955
   Reinvestment of Distributions                                   2,182,689                      3,806,928
   ===========================================================================================================
                                                                  56,064,30          3          129,400,883
   Amounts Paid for Repurchases of Shares                       (57,010,530)                   (137,702,363)
   ===========================================================================================================
   NET DECREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                                        (946,227)                     (8,301,480)
   ===========================================================================================================
   Total Decrease in Net Assets                                  (6,250,714)                    (13,109,409)
   NET ASSETS
   Beginning of Period                                           23,548,126                      36,657,535
   ===========================================================================================================
   End of Period (Including Accumulated Undistributed
    (Distributions in Excess of) Net Investment Income of
    ($10,398) and $10,184, respectively)                       $ 17,297,412                   $  23,548,126
   ===========================================================================================================
                                        -------------------------------------------------------
   FUND SHARE TRANSACTIONS
   Shares Sold                                                    6,900,204                      11,521,060
   Shares Issued from Reinvestment of Distributions                 307,967                         366,311
   ===========================================================================================================
                                                                  7,208,171                      11,887,371
   Shares Repurchased                                            (7,276,705)                    (12,649,335)
   ===========================================================================================================
   Net Decrease in Fund Shares                                      (68,534)                       (761,964)
   ===========================================================================================================

   See Notes to Financial Statements








   STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
   -----------------------------------------------------------------------------------------------------------
   Worldwide Capital Goods Fund


                                                                  SIX MONTHS                           YEAR
                                                                       ENDED                          ENDED
                                                                  JANUARY 31                        JULY 31
   -----------------------------------------------------------------------------------------------------------
                                                                        1999                           1998
                                                                   UNAUDITED
   OPERATIONS
   Net Investment Loss                                         $    (28,005)                  $     (41,973)
   Net Realized Gain (Loss) on Investment Securities
    and Foreign Currency Transactions                              (644,183)                      1,152,932
   Change in Net Appreciation (Depreciation) of Investment
    Securities and Foreign Currency Transactions                      8,015                      (1,878,937)
   ===========================================================================================================
   NET INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                        (664,173)                       (767,978)
   ===========================================================================================================
   DISTRIBUTIONS TO SHAREHOLDERS
   Net Realized Gain on Investment Securities and
     Foreign Currency Transactions                                 (289,458)                     (1,745,282)
   ===========================================================================================================
   FUND SHARE TRANSACTIONS
   Proceeds from Sales of Shares                                  7,964,696                      44,082,756
   Reinvestment of Distributions                                    284,363                       1,655,829
   ===========================================================================================================
                                                                  8,249,059                      45,738,585
   Amounts Paid for Repurchases of Shares                       (12,010,052)                    (52,383,436)
   ===========================================================================================================
   NET DECREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS                                     (3,760,993)                     (6,644,851)
   ===========================================================================================================
   Total Decrease in Net Assets                                  (4,714,624)                     (9,158,111)
   ===========================================================================================================
   NET ASSETS
   Beginning of Period                                           13,095,425                      22,253,536
   ===========================================================================================================
   End of Period (Including Accumulated Undistributed Net
     Investment Income (Loss) of ($26,152)
     and $1,853, respectively)                                 $  8,380,801                   $  13,095,425
   ===========================================================================================================
                                         --------------------------------------------------
   FUND SHARE TRANSACTIONS
   Shares Sold                                                      761,331                       3,535,109
   Shares Issued from Reinvestment of Distributions                  28,211                         155,040
   ===========================================================================================================
                                                                    789,542                       3,690,149
   Shares Repurchased                                            (1,153,647)                     (4,269,548)
   ===========================================================================================================
   Net Decrease in Fund Shares                                     (364,105)                       (579,399)
   ===========================================================================================================

   See Notes to Financial Statements







   STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
   -----------------------------------------------------------------------------------------------------------
   Worldwide Communications Fund


                                                                  SIX MONTHS                           YEAR
                                                                       ENDED                          ENDED
                                                                  JANUARY 31                        JULY 31
   -----------------------------------------------------------------------------------------------------------
                                                                        1999                           1998
                                                                   UNAUDITED
   OPERATIONS
   Net Investment Loss                                         $   (995,639)                  $    (230,214)
   Net Realized Gain (Loss) on Investment Securities
    and Foreign Currency Transactions                           (25,001,405)                      6,087,498
   Change in Net Appreciation of Investment Securities
    and Foreign Currency Transactions                           102,819,211                      30,321,776
   ===========================================================================================================
   NET INCREASE IN NET ASSETS FROM OPERATIONS                    76,822,167                      36,179,060
   ===========================================================================================================
   DISTRIBUTIONS TO SHAREHOLDERS
   Net Realized Gain on Investment Securities and
     Foreign Currency Transactions                               (5,206,915)                     (5,103,352)
   ===========================================================================================================
   FUND SHARE TRANSACTIONS
   ===========================================================================================================
   Proceeds from Sales of Shares                                356,326,241                     521,582,449
   Reinvestment of Distributions                                  5,082,071                       4,810,525
   ===========================================================================================================
                                                                361,408,312                     526,392,974
   Amounts Paid for Repurchases of Shares                      (279,248,008)                   (353,350,473)
   ===========================================================================================================
   NET INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                                      82,160,304                     173,042,501
   ===========================================================================================================
   Total Increase in Net Assets                                 153,775,556                     204,118,209
   NET ASSETS
   Beginning of Period                                          276,576,506                      72,458,297
   ===========================================================================================================
   End of Period (Including Accumulated Undistributed
     Net Investment Loss of ($998,844) and ($3,205),
     respectively)                                             $430,352,062                   $ 276,576,506
   ===========================================================================================================
                                   ------------------------------------------------------
   FUND SHARE TRANSACTIONS
   Shares Sold                                                   18,207,437                      28,810,576
   Shares Issued from Reinvestment of Distributions                 268,609                         319,200
   ===========================================================================================================
                                                                 18,476,046                      29,129,776
   Shares Repurchased                                           (14,787,573)                    (19,749,078)
   ===========================================================================================================
   Net Increase in Fund Shares                                    3,688,473                       9,380,698
   ===========================================================================================================

   See Notes to Financial Statements








   STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
   -----------------------------------------------------------------------------------------------------------
   S & P 500 Index Fund


                                                                  SIX MONTHS                         PERIOD
                                                                       ENDED                          ENDED
                                                                  JANUARY 31                        JULY 31
   -----------------------------------------------------------------------------------------------------------
                                                                        1999                           1998
                                                                   UNAUDITED                        (Note 1)
   OPERATIONS
   Net Investment Income                                       $     170,674                  $      91,804
   Net Realized Gain on Investment Securities,
     Foreign Currency Transactions and Futures Contracts             244,061                        132,729
   Change in Net Appreciation of Investment Securities, Foreign
    Currency Transactions and Futures Contracts                    4,768,968                        707,795
   ===========================================================================================================
   NET INCREASE IN NET ASSETS FROM OPERATIONS                      5,183,703                        932,328
   ===========================================================================================================
   DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income
     Class I                                                         (20,642)                       (21,188)
     Class II                                                       (151,583)                       (68,129)
   Net Realized Gain on Investment Securities, Foreign Currency
     Transactions and Futures Contracts
     Class I                                                         (11,014)                             0
     Class II                                                       (104,475)                             0
   ===========================================================================================================
   TOTAL DISTRIBUTIONS                                              (287,714)                       (89,317)
   ===========================================================================================================
   FUND SHARE TRANSACTIONS
   Proceeds from Sales of Shares
    Class I                                                          519,743                     14,330,953
    Class II                                                      31,159,145                     17,781,602
   Reinvestment of Distributions
    Class I                                                           31,656                         21,188
    Class II                                                         252,164                         66,331
   ===========================================================================================================
                                                                  31,962,708                     32,200,074
   Amounts Paid for Repurchases of Shares
     Class I                                                        (514,916)                   (12,386,716)
     Class II                                                     (7,526,687)                    (3,332,974)
   ===========================================================================================================
                                                                  (8,041,603)                   (15,719,690)
   ===========================================================================================================
   NET INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                                       23,921,105                     16,480,384
   ===========================================================================================================
   Total Increase in Net Assets                                   28,817,094                     17,323,395
   NET ASSETS
   Initial Subscription (Note 1)                                           0                      1,000,000
   Beginning of Period                                            18,323,395                              0
   ===========================================================================================================
   End of Period (Including Accumulated Undistributed
    Net Investment Income of $943 and $2,494, respectively)    $  47,140,489                  $  18,323,395
   ===========================================================================================================



   STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
   -----------------------------------------------------------------------------------------------------------
   S & P 500 Index Fund (Continued)

                                                                  SIX MONTHS                         PERIOD
                                                                       ENDED                          ENDED
                                                                  JANUARY 31                        JULY 31
    ----------------------------------------------------------------------------------------------------------
                                                                        1999                           1998
                                                                   UNAUDITED                       (Note 1)
   FUND SHARE TRANSACTIONS
   Initial Subscription (Note 1)
     Class I                                                               0                        90,000
     Class II                                                              0                        10,000
   Shares Sold
     Class I                                                          39,644                     1,263,674
     Class II                                                      2,501,361                     1,509,441
   Shares Issued from Reinvestment of Distributions
     Class I                                                           2,494                         1,782
     Class II                                                         19,570                         5,493
   ===========================================================================================================
                                                                   2,563,069                     2,880,390
   ===========================================================================================================
   Shares Repurchased
     Class I                                                         (48,310)                   (1,084,127)
     Class II                                                       (637,804)                     (283,771)
   ===========================================================================================================
                                                                    (686,114)                   (1,367,898)
   ===========================================================================================================
   Net Increase in Fund Shares                                     1,876,955                     1,512,492
   ===========================================================================================================

   See Notes to Financial Statements

INVESCO  Notes to Financial Statements - INVESCO Specialty Funds,
                                         Inc.
UNAUDITED

--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Specialty Funds, Inc. (the "Fund") is incorporated in Maryland and presently consists of seven separate Funds: Asian Growth Fund, European Small Company Fund, Latin American Growth Fund, Realty Fund, Worldwide Capital Goods Fund, Worldwide Communications Fund and S & P 500 Index Fund. The investment objectives of the Funds are: to achieve capital appreciation for Asian Growth, European Small Company, Latin American Growth and Worldwide Capital Goods Funds; to achieve current income for Realty Fund; to achieve a high total return on investments through capital appreciation and current income for Worldwide Communications Fund and to provide both price performance and income comparable to the Standard and Poor's 500 composite stock index for the S & P 500 Index Fund. S & P 500 Index Fund commenced investment operations on December 23, 1997. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

The S & P 500 Index Fund offers two classes of shares, referred to as Class
I shares and Class II shares. Class I shares are not subject to any distribution fees, while Class II shares are subject to an annual distribution fee of 0.25% of the Fund's annual average net assets attributable to Class II shares. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. FUTURES CONTRACTS -- S & P 500 Index Fund may enter into futures contracts for non-speculative purposes. Upon entering into a contract, S & P 500 Index Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is affected. Pursuant to the contracts, S & P 500 Index Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by S & P 500 Index Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as unrealized gain or loss. When the contract is closed, S & P 500 Index Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. S & P 500 Index Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold.

C. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

D. STRUCTURED CALL WARRANTS -- The Fund invests in foreign stock market-linked structured call warrants (the "Warrants") which link the market value to a foreign stock market index. The Warrants are valued at their bid price as determined by a pricing service approved by the Fund's board of directors and reflects a 1.5% early exercise transaction fee. The Warrants are guaranteed by the issuer who has agreed to accept an early exercise notice on any business day prior to final expiration in a quanity sufficient to liquidate the position. The Warrants are marked-to-market daily and the related appreciation or depreciation is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon expiration or exercising of the Warrant will be presented in the Statement of Operations.

E.  SECURITY   TRANSACTIONS  AND  RELATED  INVESTMENT  INCOME  --  Security
transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

On September 1, 1998, the Malaysian government introduced capital controls and imposed a fixed exchange rate for the Malaysian ringgit. The controls require that all Malaysian securities and currency be repatriated to Malyasia and impose significant restrictions on the movement of Malaysian securities and currency out of the country. These actions may pose significant liquidity issues and risks and may significantly affect the valuation of Malaysian securituies and currency held by Asian Growth Fund. The price of Malaysian securities have been discounted.

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of each Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

F. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At July 31, 1998, Asian Growth Fund had $2,533,039 in net capital loss carryovers which expire in the year 2006.

Asian Growth, Latin American Growth and Realty Funds incurred and elected to defer post-October 31 net capital losses of $6,070,023, $4,376,077 and $9,564, respectively, to the year ended July 31, 1999. Asian Growth, European Small Company, Latin American Growth, Worldwide Capital Goods and Worldwide Communications Funds incurred and elected to defer post-October 31 net currency losses of $15,043, $9,802, $40,867, $636 and $2,991, respectively, to the year ended July 31, 1999. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

G. DIVIDENDS   AND   DISTRIBUTIONS   TO   SHAREHOLDERS   --  Dividends   and
distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

H.FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of secuirites is included in the Statement of Operations.

At January 31, 1999, the Fund had outstanding forward foreign currency contracts. Unrealized gain or loss on forward foreign currency contracts is calculated daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Forward   foreign   currency   contracts   held  by  the  Fund  are   fully
collateralized by other securities which are notated in the Statement of Investment Securities and such collateral is in the posseession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the forward foreign currency contract.

I. EXPENSES -- Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT  ADVISORY AND OTHER  AGREEMENTS.  INVESCO Funds Group,
Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to each Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                          AVERAGE NET ASSETS
--------------------------------------------------------------------------------
                                                                 $500
                                               $0 to          Million     Over
                                                $500            to $1       $1
   Fund                                      Million          Billion  Billion
--------------------------------------------------------------------------------
   Asian Growth Fund                           0.75%            0.65%    0.55%
   European Small Company Fund                 0.75%            0.65%    0.55%
   Latin American Growth Fund                  0.75%            0.65%    0.55%
   Worldwide Capital Goods Fund                0.65%            0.55%    0.45%
   Worldwide Communications Fund               0.65%            0.55%    0.45%

Realty and S & P 500 Index Funds' investment advisory fee is based on the annual rate of 0.75% and 0.25%, respectively, of average net assets.

In accordance with a Sub-Advisory Agreement between IFG and INVESCO Asia Limited ("INVESCO Asia"), an affiliate of IFG, provides that investment decisions of Asian Growth Fund are made by INVESCO Asia. A separate Sub-Advisory Agreement between IFG and INVESCO Asset Management, Ltd ("IAM"), an affiliate of IFG, provides that investment decisions of European Small Company and Latin American Growth Funds are made by IAM. A separate Sub-Advisory Agreement between IFG and INVESCO Realty Advisors ("IRAI"), an affiliate of IFG, provides that investment decisions of Realty Fund are made by IRAI. A separate Sub-Advisory agreement between IFG and World Asset Management ("World"), unaffiliated with any IFG entity, provides that investment decisions of S & P 500 Index Fund are made by World. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets. For the six months ended, January 31, 1999, Asian Growth, European Small Company, Latin American Growth, Realty, Worldwide Capital Goods, Worldwide Communications and S & P 500 Index - Class II Funds paid the Distributor $21,216, $75,739, $32,311, $29,064, $14,030, $315,287
and $26,037, respectively, under the plan of distribution.

IFG receives a transfer agent fee from each Fund at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Realty, Worldwide Capital Goods and S & P 500 Index Funds. IFG and IAM have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by European Small Company and Latin American Growth Funds. IFG and INVESCO Asia have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Asian Growth Fund.

A 1% redemption fee is retained by Asian Growth,  Latin American Growth and
S & P 500 Index Funds to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by each respective Fund. Total redemption fees received by Asian Growth, Latin American Growth and S & P 500 Index Funds for the six months ended January 31, 1999 were $85,624, $78,269 and $27,385, respectively.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended January 31, 1999, the aggregate cost of purchases and proceeds from sales
of  investment   securities   (excluding  all  U.S.  Government  securities  and
short-term securities) were as follows:

   FUND                                      PURCHASES                   SALES
--------------------------------------------------------------------------------
   Asian Growth Fund                    $   12,388,375            $  4,338,281
   European Small Company Fund              21,873,490              36,292,600
   Latin American Growth Fund                5,728,325              11,407,203
   Realty Fund                              65,567,138              69,301,683
   Worldwide Capital Goods Fund              5,316,544               9,944,189
   Worldwide Communications Fund           181,520,078             124,309,476
   S & P 500 Index Fund                     22,271,449                 389,025

   There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At January 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                           NET
                                        GROSS          GROSS      APPRECIATION
   FUND                          APPRECIATION   DEPRECIATION     (DEPRECIATION)
--------------------------------------------------------------------------------
   Asian Growth Fund           $    1,800,138  $   3,583,275   $    (1,783,137)
   European Small Company Fund      9,612,886      8,350,366         1,262,520
   Latin American Growth Fund         413,118     16,184,001       (15,770,883)
   Realty Fund                         22,970      2,462,194        (2,439,224)
   Worldwide Capital Goods Fund     1,067,263        703,766           363,497
   Worldwide Communications Fund  149,413,997      4,886,129       144,527,868
   S & P 500 Index Fund             6,636,767      1,197,414         5,439,353


NOTE 5 -- Transactions With Affiliates And Affiliated Companies. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI, IAM, INVESCO Asia or IRAI. At January 31, 1999, 12.53% of outstanding shares of S & P 500 Index - Class I Fund were held by IFG or Affiliated Parties.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.

Pension expenses for the six months ended January 31, 1999, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                            UNFUNDED
                                              PENSION        ACCRUED    PENSION
   FUND                                      EXPENSES  PENSION COSTS  LIABILITY
--------------------------------------------------------------------------------
   Asian Growth Fund                      $       209   $       347  $    1,005
   European Small Company Fund                    808         2,189       5,493
   Latin American Growth Fund                   1,087           (43)      2,812
   Realty Fund                                    534            64       1,122
   Worldwide Capital Goods Fund                   279           (30)        714
   Worldwide Communications Fund                1,526         4,355       7,875
   S & P 500 Index Fund                            91           463         551

The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO or Treasurer's Series Trust Funds.

An affiliated company represents ownership by the Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the six months ended January 31, 1999, in which the issuer was an affiliate of the Fund, is as follows:



                                                                                             REALIZED
                                                                                          GAIN (LOSS)
                                         PURCHASES                SALES                 ON INVESTMENT            VALUE AT
                               ------------------------------------------------
   AFFILIATE                   SHARES            COST      SHARES         COST             SECURITIES             1/31/99
------------------------------------------------------------------------------------------------------------------------------
Latin American Growth
   Fund Enersis SA Sponsored
    ADR Representing
    50 Cmn Shrs                30,000    $    624,836                                                       $    813,750
   Fomento Economico
    Mexicano SA de CV
    Sponsored ADR
    Representing 10
    Units (Each unit
    consists of 10 Series
    B shrs, 20 Series
    D-B shrs and 20
    Series D-L shrs)                                        7,500  $   183,010         $       14,899            719,062



                                                                                             REALIZED
                                                                                          GAIN (LOSS)
                                        PURCHASES                 SALES                 ON INVESTMENT            VALUE AT
                               -----------------------------------------------
   AFFILIATE                   SHARES            COST      SHARES         COST             SECURITIES             1/31/99
------------------------------------------------------------------------------------------------------------------------------

   Latin American Growth Fund (Continued)
   Petroleo Brasileiro
    SA Pfd                                                900,000  $   276,022         $    (173,853)    $       538,689
   Telecomunicacoes
    Brasileiras SA
    Sponsored ADR
    Representing 1,000
    Pfd Shrs                                               16,000    1,873,263              (783,729)            377,625

NOTE 6 -- LINE OF  CREDIT.  The Fund has  available  a  Redemption  Line of
Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement.
At January 31, 1999, there were no such borrowings.








   FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------
   Asian Growth Fund
   (For a Fund Share Outstanding Throughout Each Period)


                                                               SIX MONTHS                                      PERIOD
                                                                    ENDED                                       ENDED
                                                               JANUARY 31        YEAR ENDED JULY 31           JULY 31
------------------------------------------------------------------------------------------------------------------------
                                                                     1999           1998       1997            1996(a)
                                                                UNAUDITED

   PER SHARE DATA
   Net Asset Value-- Beginning of Period                       $     3.37     $    11.35    $  8.95         $   10.00
   =====================================================================================================================
   INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                      0.00           0.04      (0.02)             0.02
   Net Gains or (Losses) on Securities
    (Both Realized and Unrealized)                                   0.53          (6.68)      2.42             (1.05)
   =====================================================================================================================
   Total from Investment Operations                                  0.53          (6.64)      2.40             (1.03)
   =====================================================================================================================
   LESS DISTRIBUTIONS
   Dividends from Net Investment Income                              0.00           0.02       0.00              0.02
   In Excess of Capital Gains                                        0.00           1.32       0.00              0.00
   =====================================================================================================================
   Total Distributions                                               0.00           1.34       0.00              0.02
   ======================================================================================================================
   Net Asset Value-- End of Period                             $     3.90    $      3.37    $ 11.35         $    8.95
   =====================================================================================================================
   TOTAL RETURN(b)                                                 15.73%(c)     (62.16%)     27.04%          (10.31%)(c)

   RATIOS
   Net Assets-- End of Period ($000 Omitted)                   $  24,219     $   12,203     $32,969         $ 14,315
   Ratio of Expenses to Average Net Assets(d)(e)                    1.05%(c)       2.10%       2.05%            2.19%(f)
   Ratio of Net Investment Income (Loss) to
    Average Net Assets(d)                                           0.19%(c)       0.45%      (0.20%)           0.94%(f)
   Portfolio Turnover Rate                                            31%(c)        141%        161%               2%(c)

   (a)From March 1, 1996, commencement of investment operations,  to July
      31, 1996.

   (b)The applicable redemption fees are not included in the Total Return calculation.

   (c)Based on operations for the period shown and, accordingly, are not representative of a full year.

   (d)Various expenses of the Fund were voluntarily absorbed by IFG and INVESCO Asia for the six months ended January 31, 1999, the years ended July 31, 1998 and 1997 and the period ended July 31, 1996. If such expenses had not been voluntarily absorbed, ratio of expenses to average
      net assets would  have  been  1.41%  (not   annualized),   2.85%,   2.10%
      and 2.79% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been (0.17%) (not annualized), (0.30%), (0.25%) and 0.34% (annualized), respectively.

   (e)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

   (f)Annualized


   FINANCIAL HIGHLIGHTS
   ---------------------------------------------------------------------------------------------------------------------
   European Small Company Fund
   (For a Fund Share Outstanding Throughout Each Period)
                                                               SIX MONTHS                                      PERIOD
                                                                    ENDED                                       ENDED
                                                               JANUARY 31       YEAR ENDED JULY 31            JULY 31
   ---------------------------------------------------------------------------------------------------------------------
                                                                     1999           1998       1997     1996   1995(a)
                                                                UNAUDITED
   PER SHARE DATA
   Net Asset Value --
    Beginning of Period                                        $    15.66     $    16.29    $ 15.08  $ 11.56  $  10.00
   =====================================================================================================================
   INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)(b)                                  (0.07)          0.00      (0.05)    0.07      0.04
   Net Gains or (Losses) on Securities
    (Both Realized and Unrealized)                                  (2.40)          2.82       1.79     3.52      1.56
   =====================================================================================================================
   Total from Investment Operations                                 (2.47)          2.82       1.74     3.59      1.60
   =====================================================================================================================
   LESS DISTRIBUTIONS
   Dividends from Net Investment Income                              0.00           0.00       0.00     0.07      0.04
   Distributions from Capital Gains                                  2.21           3.45       0.53     0.00      0.00
   =====================================================================================================================
   Total Distributions                                               2.21           3.45       0.53     0.07      0.04
   =====================================================================================================================
   Net Asset Value-- End of Period                            $     10.98     $    15.66    $ 16.29  $ 15.08  $  11.56
   =====================================================================================================================
   TOTAL RETURN                                                      9.25%(c)      24.15%     11.71%   31.07%    15.98%(c)

   RATIOS
   Net Assets -- End of Period
    ($000 Omitted)                                            $    51,687     $   71,532    $75,057  $94,261  $  3,801
   Ratio of Expenses to Average Net Assets(d)                        1.03%(c)(e)    2.04%(e)   1.62%(e) 1.68%(e)  2.00%(f)
   Ratio of Net Investment Income (Loss)
    to Average Net Assets(d)                                        (0.57%)(c)     (0.48%)    (0.18%)   1.23%     2.37%(f)
   Portfolio Turnover Rate                                             41%(c)         98%        87%     141%        0%(c)

  (a)From February 15, 1995, commencement of investment operations, to July 31, 1995.

  (b)Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended July 31, 1998.

  (c)Based on operations for the period shown and, accordingly, are not representative of a full year.

  (d)Various expenses of the Fund were voluntarily absorbed by IFG and IAM for the six months ended January 31, 1999, the year ended July 31, 1998 and the period ended July 31, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.14% (not annualized), 2.06% and 10.17% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.68%) (not annualized), (0.50%) and (5.80%)(annualized), respectively.

  (e)Ratio  is  based on  Total  Expenses  of the  Fund,  less  Expenses
     Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements

  (f)Annualized



   FINANCIAL HIGHLIGHTS
   ---------------------------------------------------------------------------------------------------------------------
   Latin American Growth Fund
   (For a Fund Share Outstanding Throughout Each Period)


                                                               SIX MONTHS                                      PERIOD
                                                                    ENDED                                       ENDED
                                                               JANUARY 31        YEAR ENDED JULY 31           JULY 31
  ----------------------------------------------------------------------------------------------------------------------
                                                                     1999           1998       1997     1996    1995(a)
                                                                UNAUDITED
   PER SHARE DATA
   Net Asset Value --
     Beginning of Period                                       $    11.18     $    18.37    $ 12.86  $ 11.69  $  10.00
   =====================================================================================================================
   INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income(b)                                          0.00           0.00       0.13     0.08      0.02
   Net Gains or (Losses) on Securities
    (Both Realized and Unrealized)                                  (5.29)         (5.41)      5.88     1.62      1.69
   =====================================================================================================================
   Total from Investment Operations                                 (5.29)         (5.41)      6.01     1.70      1.71
   =====================================================================================================================
   LESS DISTRIBUTIONS
   Dividends from Net Investment Income(c)                           0.00           0.00       0.14     0.09      0.02
   Distributions from Capital Gains                                  0.11           1.02       0.36     0.44      0.00
   In Excess of Capital Gains                                        0.00           0.76       0.00     0.00      0.00
   =====================================================================================================================
   Total Distributions                                               0.11           1.78       0.50     0.53      0.02
   =====================================================================================================================
   Net Asset Value-- End of Period                            $      5.78    $     11.18    $ 18.37  $ 12.86  $  11.69
   =====================================================================================================================
   TOTAL RETURN(d)                                                    (47.56%)(e) (30.64%)    48.06%   15.27%    17.09%(e)

   RATIOS
   Net Assets-- End of Period ($000 Omitted)                  $    13,920    $    34,725    $130,272 $ 32,064 $  7,423
   Ratio of Expenses to Average Net Assets(f)                        1.08%(e)(g)    1.99%(g)   1.76%(g)  2.14%(g) 2.00%(h)
   Ratio of Net Investment Income to
    Average Net Assets(f)                                            0.07%(e)       0.00%       1.35%    1.26%    0.79%(h)
   Portfolio Turnover Rate                                             27%(e)         33%         72%      29%      30%(e)


  (a)From February 15, 1995, commencement of investment operations, to July 31, 1995.

  (b)Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the six months ended January 31, 1999 and the year ended
     July 31, 1998.

  (c)Distributions in excess of net investment income for the year ended
     July 31, 1998, aggregated less than $0.01 on a per share basis.

  (d)The applicable redemption fees are not included in the Total Return calculation.

  (e)Based on operations for the period shown and, accordingly, are not representative of a full year.

  (f)Various expenses of the Fund were voluntarily absorbed by IFG and IAM for the six months ended January 31, 1999 and by IFG and IAM for the period ended July 31, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.82%
     (not annualized) and 4.49% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.67%) (not annualized) and (1.70%)(annualized), respectively.

  (g)Ratio  is  based on  Total  Expenses  of the  Fund,  less  Expenses
     Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.

  (h)Annualized


   FINANCIAL HIGHLIGHTS
   ---------------------------------------------------------------------------------------------------------------------
   Realty Fund
   (For a Fund Share Outstanding Throughout Each Period)


                                                                         SIX MONTHS            YEAR           PERIOD
                                                                              ENDED           ENDED            ENDED
                                                                         JANUARY 31         JULY 31           JULY 31
------------------------------------------------------------------------------------------------------------------------
                                                                               1999            1998            1997(a)
                                                                          UNAUDITED
   PER SHARE DATA
   Net Asset Value-- Beginning of Period                                 $     9.15     $     10.99        $    10.00
   =====================================================================================================================
   INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                                       0.22            0.38              0.22
   Net Gains or (Losses) on Securities
    (Both Realized and Unrealized)                                            (1.55)          (0.96)             0.99
   =====================================================================================================================
   Total from Investment Operations                                           (1.33)          (0.58)             1.21
   =====================================================================================================================
   LESS DISTRIBUTIONS
   Dividends from Net Investment Income                                        0.23            0.39              0.22
   Distributions from Capital Gains                                            0.68            0.87              0.00
   =====================================================================================================================
   Total Distributions                                                         0.91            1.26              0.22
   =====================================================================================================================
   Net Asset Value-- End of Period                                       $     6.91    $       9.15        $    10.99
   =====================================================================================================================
   TOTAL RETURN                                                              (14.53%)(b)      (6.49%)           12.24%(b)

   RATIOS
   Net Assets-- End of Period ($000 Omitted)                            $     17,297      $    23,548          $36,658
   Ratio of Expenses to Average Net Assets(c)(d)                                0.70%(b)         1.22%            1.20%(e)
   Ratio of Net Investment Income to
    Average Net Assets(c)                                                       2.66%(b)         3.53%            4.08%(e)
   Portfolio Turnover Rate                                                       367%(b)          258%              70%(b)


  (a)From January 1, 1997, commencement of investment operations, to July 31, 1997.

  (b)Based on operations for the period shown and, accordingly, are not representative of a full year.

  (c)Various expenses of the Fund were voluntarily absorbed by IFG and IRAI for the six months ended January 31, 1999, the year ended July 31, 1998 and the period ended July 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.40% (not annualized), 1.97% and 1.83% (annualized), respectively, and ratio of net investment income to average net assets would have been 1.96% (not annualized), 2.78% and 3.45% (annualized), respectively.

  (d)Ratio  is  based on  Total  Expenses  of the  Fund,  less  Expenses
     Absorbed by Investment Adviser, which is before any expense offset arrangements.

  (e)Annualized



   FINANCIAL HIGHLIGHTS
   ---------------------------------------------------------------------------------------------------------------------
   Worldwide Capital Goods Fund
   (For a Fund Share Outstanding Throughout Each Period)


                                                             SIX MONTHS
                                                                  ENDED
                                                             JANUARY 31                     YEAR ENDED JULY 31
  -----------------------------------------------------------------------------------------------------------------------
                                                                  1999             1998        1997      1996    1995(a)
                                                             UNAUDITED
   PER SHARE DATA
   Net Asset Value-- Beginning of Period                     $  11.17        $    12.70   $    9.61  $   9.84 $    10.00
  =======================================================================================================================
   INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)(b)                              (0.03)             0.00        0.05      0.01       0.01
   Net Gains or (Losses) on Securities
    (Both Realized and Unrealized)                              (0.45)            (0.32)       4.37      0.01      (0.16)
  =======================================================================================================================
   Total from Investment Operations                             (0.48)            (0.32)       4.42      0.02      (0.15)
  =======================================================================================================================
   LESS DISTRIBUTIONS
   Dividends from Net Investment Income                          0.00              0.00        0.06      0.00       0.01
   Distributions from Capital Gains                              0.32              1.21        1.27      0.25       0.00
   ======================================================================================================================
   Total Distributions                                           0.32              1.21        1.33      0.25       0.01
   ======================================================================================================================
   Net Asset Value-- End of Period                           $  10.37        $    11.17   $   12.70  $   9.61  $    9.84
   ======================================================================================================================
   TOTAL RETURN                                                 (4.21%)(c)        (2.06%)     50.86%     0.27%    (1.49%)

   RATIOS
   Net Assets-- End of Period ($000 Omitted)                 $  8,381        $   13,095   $  22,254  $  7,731  $ 10,364
   Ratio of Expenses to Average Net Assets(d)                    1.03%(c)(e)       1.97%(e)    1.98%(e)  2.11%(e)  2.00%
   Ratio of Net Investment Income (Loss)
    to Average Net Assets(d)                                    (0.28%)(c)        (0.23%)      0.51%     0.05%     0.25%
   Portfolio Turnover Rate                                         56%              219%        192%      247%      193%

 (a) Commencement of investment operations was August 1, 1994.

 (b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended July 31, 1998.

 (c) Based on operations for the period shown and, accordingly, are not representative of a full year.

 (d) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended January 31, 1999 and the years ended July 31, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.52% (not annualized), 2.58%, 2.49% and 2.96%, respectively, and ratio of net investment loss to average net assets would have been (0.77%) (not annualized), (0.09%), (0.33%) and (0.71%), respectively. (e)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.

  (e)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.






   FINANCIAL HIGHLIGHTS
   ---------------------------------------------------------------------------------------------------------------------
   Worldwide Communications Fund
   (For a Fund Share Outstanding Throughout Each Period)


                                                             SIX MONTHS
                                                                  ENDED
                                                             JANUARY 31                     YEAR ENDED JULY 31
   ---------------------------------------------------------------------------------------------------------------------
                                                                   1999            1998        1997    1996      1995(a)
                                                              UNAUDITED
   PER SHARE DATA
   Net Asset Value -- Beginning
    of Period                                                $    19.60      $    15.31   $   12.43  $ 12.30  $   10.00
   =====================================================================================================================
   INCOME FROM INVESTMENT
     OPERATIONS
   Net Investment Income (Loss)                                   (0.06)           0.01        0.06     0.22       0.11
   Net Gains on Securities
     (Both Realized and Unrealized)                                5.00            5.32        3.90     1.38       2.35
   =====================================================================================================================
   Total from Investment Operations                                4.94            5.33        3.96     1.60       2.46
   =====================================================================================================================
   LESS DISTRIBUTIONS   Dividends from Net Investment Income       0.00            0.00        0.06     0.22       0.11
   Distributions from Capital Gains                                0.37            1.04        1.02     1.25       0.05
   =====================================================================================================================
   Total Distributions                                             0.37            1.04        1.08     1.47       0.16
   =====================================================================================================================
   Net Asset Value-- End of Period                          $     24.17     $     19.60   $   15.31 $  12.43  $   12.30
   =====================================================================================================================
   TOTAL RETURN                                                   25.81%(b)       36.79%      33.93%   13.67%     24.83%

   RATIOS
   Net Assets -- End of Period
     ($000 Omitted)                                         $  430,352      $   276,577   $  72,458 $ 50,516   $  27,254
   Ratio of Expenses to Average
     Net Assets                                                   0.70%(b)(c)      1.32%(c)    1.69%(c) 1.66%(c)    1.95%
   Ratio of Net Investment Income (Loss)
     to Average Net Assets                                       (0.38%)(b)       (0.16%)      0.56%    1.78%       1.43%
   Portfolio Turnover Rate                                          48%(b)           55%         96%     157%        215%

  (a)Commencement of investment operations was August 1, 1994.

  (b)Based on operations for the period shown and, accordingly, are not representative of a full year.

  (c)Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.



   FINANCIAL HIGHLIGHTS
   ---------------------------------------------------------------------------------------------------------------------
   S & P 500 Index Fund
   (For a Fund Share Outstanding Throughout Each Period)


                                                   CLASS I                                   CLASS II

                                      SIX MONTHS               PERIOD               SIX MONTHS                 PERIOD
                                           ENDED                ENDED                    ENDED                  ENDED
                                      JANUARY 31              JULY 31               JANUARY 31                JULY 31
   ---------------------------------------------------------------------------------------------------------------------
                                            1999                1998(a)                   1999                  1998(a)
                                       UNAUDITED                                     UNAUDITED
   PER SHARE DATA
   Net Asset Value --
    Beginning of Period                $   12.01              $  10.00             $     12.14                $  10.00
   =====================================================================================================================
   INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                    0.09                  0.11                    0.07                    0.07
   Net Gains on Securities
    (Both Realized and Unrealized)          1.80                  1.98                    1.82                    2.14
   =====================================================================================================================
   Total from Investment Operations         1.89                  2.09                    1.89                    2.21
   =====================================================================================================================
   LESS DISTRIBUTIONS
   Dividends from Net Investment Income     0.08                  0.08                    0.06                    0.07
   Distributions from Capital Gains         0.05                  0.00                    0.05                    0.00
   =====================================================================================================================
   Total Distributions                      0.13                  0.08                    0.11                    0.07
   =====================================================================================================================
   Net Asset Value-- End of Period    $    13.77              $  12.01             $     13.92                $  12.14
   =====================================================================================================================
   TOTAL RETURN(b)                         15.82%(c)             20.93%(c)               15.65%(c)               22.11%(c)

   RATIOS
   Net Assets-- End of Period
    ($000 Omitted)                    $    3,651              $  3,259             $    43,489                $ 15,065
   Ratio of Expenses to Average
    Net Assets(d)(e)                        0.16%(c)              0.46%(f)                0.30%(c)                0.62%(f)
   Ratio of Net Investment Income to
    Average Net Assets(e)                   0.77%(c)              1.96%(f)                0.61%(c)                1.52%(f)
   Portfolio Turnover Rate                     2%(c)                 0%(g)                   2%(c)                   0%(g)

  (a)From December 23, 1997, commencement of investment operations, to July 31, 1998.

  (b)The applicable redemption fees are not included in the Total Return calculation.

  (c)Based on operations for the period shown and, accordingly, are not representative of a full year.

  (d)Ratio  is  based on  Total  Expenses  of the  Fund,  less  Expenses
     Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.

  (e)Various  expenses of the Fund were voluntarily  absorbed by IFG for the six months  ended  January 31, 1999 and the period ended July 31, 1998.
     If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average  net  assets  would have been  0.75%  (not  annualized),  and 2.51%
     (annualized) for Class I,  respectively,  and 0.56% and 1.71%  (annualized)
     for Class II,  respectively,  and ratio of net investment  income (loss) to average  net assets  would have been 0.18%  (not  annualized)  and  (0.09%)
     (annualized) for Class I,  respectively,  and 0.35% and 0.42%  (annualized)
     for Class II, respectively. (f)Annualized

  (f)Annualized

  (g)Portfolio Turnover Rate calculated to less than 0.10% for the period ended July 31, 1998.







                          INVESCO Family of  Funds
                                                                     Newspaper
Fund Name               Fund Code          Ticker Symbol            Abbreviation
--------------------------------------------------------------------------------
INTERNATIONAL
International Blue Chip    09                IIBCX                    ItlBlChp
International Growth       49                FSIGX                    IntlGr
Emerging Markets           43                    *                    *
Asian Growth               41                IVAGX                    AsianGr
Pacific Basin              54                FPBSX                    PcBas
European                   56                FEURX                    Europ
European Small Company     37                IVECX                    EuroSmCo
Latin American Growth      34                IVSLX                    LtnAmerGr
--------------------------------------------------------------------------------
SECTOR
Energy                     50                FSTEX                    Enrgy
Environmental Services     59                FSEVX                    Envirn
Financial Services         57                FSFSX                    FinSvc
Gold                       51                FGLDX                    Gold
Health Sciences            52                FHLSX                    HlthSc
Leisure                    53                FLISX                    Leisur
Realty                     42                IVSRX                    Realty
Technology-Class II        55                FTCHX                    Tech
Utilities                  58                FSTUX                    Util
Worldwide Capital Goods    38                ISWGX                    WldCap
Worldwide Communications   39                ISWCX                    WldCom
--------------------------------------------------------------------------------
STOCK
Growth & Income            21                IVGIX                    Gro&Inc
Endeavor                   61                IVENX                    Endeavor
Blue Chip Growth           10                FLRFX                    BlChpGro
Dynamics                   20                FIDYX                    Dynm
Small Company Growth       60                FIEGX                    SmCoGth
Value Equity               46                FSEQX                    ValEq
Small Company Value        74                IDSCX                    SmCoVal
S&P 500 Index Fund
- Class II                 23                ISPIX                    SP500II
--------------------------------------------------------------------------------
COMBINATION STOCK & BOND
Industrial Income          15                FIIIX                    IndInc
Multi-Asset Allocation     70                IMAAX                    MulAstAl
Total Return               48                FSFLX                    TotRtn
Balanced                   71                IMABX                    Bal
--------------------------------------------------------------------------------
BOND
Short-Term Bond            33                INIBX                    ShTrBd
Intermediate Government
Bond                       47                FIGBX                    IntGov
U.S. Government Securities 32                FBDGX                    USGvt
Select Income              30                FBDSX                    SelInc
High Yield                 31                FHYPX                    HiYld
--------------------------------------------------------------------------------
TAX-EXEMPT
Tax-Free Intermediate Bond 36                IVTIX                    *
Tax-Free Long-Term Bond    35                FTIFX                    TxFre
--------------------------------------------------------------------------------
MONEY MARKET
U.S. Government Money Fund 44                FUGXX                    InvGvtMF
Cash Reserves              25                FDSXX                    InvCshR
Tax-Free Money Fund        40                FFRXX                    InvTaxFree

*Not yet available

For more complete information, including management fees, expenses, and risks, call or write for a free prospectus. Read it carefully before you invest or send money.

INVESCO

YOU SHOULD
KNOW WHAT
INVESCO KNOWS (TM)















We're easy to stay in touch with:

Investor Srvices: 1-800-525-8085
PAL(R), your Personal Account Line:
1-800-424-8085
On the World Wide Web: www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

INVESCO Distributors, Inc.,(SM)
Distributor
Post Office Box 173706
Denver, CO 80217-3706

This information must be
preceded or accompanied
by a current prospectus.



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